SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 / 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Jane Carten
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900

Date of fiscal year end: November 30, 2018
Date of reporting period: May 31, 2018

Item 1. Report To Shareowners

Sextant Mutual Funds

Semi-Annual Report May 31, 2018

Short-Term Bond	STBFX

Bond Income	SBIFX

Core	SCORX

Global High Income	SGHIX

Growth	SSGFX	Investor Shares
	SGZFX	Z Shares

International	SSIFX	Investor Shares
	SIFZX	Z Shares

Average Annual Total Returns as of June 30, 2018	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio¹
						Gross	Net

Sextant Short-Term Bond Fund(STBFX)	-0.50%	0.60%	0.90%	1.68%	2.04%	0.88%	0.60%
FTSE USBIG Govt/Corp 1-3 Year Index	0.22%	0.69%	0.81%	1.62%	2.21%	n/a

Sextant Bond Income Fund (SBIFX)	-0.44%	1.94%	2.71%	3.93%	3.35%	0.86%	0.65%
FTSE US Broad Investment-Grade Bond Index	-0.45%	1.71%	2.26%	3.75%	3.84%	n/a

Sextant Core Fund (SCORX)	4.84%	4.32%	5.00%	4.56%	n/a	0.73%
Dow Jones Moderate US Portfolio Index	7.83%	6.57%	7.32%	6.39%	7.52%	n/a

Sextant Global High Income Fund (SGHIX)	7.32%	6.90%	6.16%	n/a	n/a	1.06%	0.75%
S&P Global 1200 Index	11.57%	9.29%	10.51%	6.85%	8.76%	n/a

Sextant Growth Fund Investor Shares (SSGFX)	17.24%	8.28%	11.58%	7.97%	8.99%	0.76%
Sextant Growth Fund Z Shares (SGZFX)	17.36%	n/a	n/a	n/a	n/a	0.51%
S&P 500 Index	14.37%	11.93%	13.41%	10.17%	9.30%	n/a

Sextant International Fund Investor Shares (SSIFX)	10.69%	6.00%	6.25%	2.96%	8.27%	1.04%
Sextant International Fund Z Shares (SIFZX)	11.02%	n/a	n/a	n/a	n/a	0.79%
MSCI EAFE Index	7.37%	5.41%	6.92%	3.33%	7.74%	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

A note about risk: Please see Notes to Financial Statements beginning on page 53 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

A Fund's 30-Day Yield, sometimes referred to as "standardized yield" or "SEC yield," is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund's investment income rate, but may not equal the actual income distribution rate.

1 By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated March 28, 2018, and incorporate results for the fiscal year ended November 30, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Expense ratios presented for Sextant Short-Term Bond, Sextant Bond Income, Sextant Core, and Sextant Global High Income Funds are restated to reflect to reflect the ending of the Distribution (12b-1) Fees, as approved by the Board of Trustees on March 14, 2017. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period.

The S&P 500 Index is an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The MSCI EAFE Index is an international index focused on Europe, Australasia, and the Far East. The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world's equity markets. The Dow Jones Moderate Portfolio Index is a broad-based index of stock and bond prices. The FTSE USBIG Govt/Corp Index 1-3 Year is a broad-based index of shorter-term investment grade US government and corporate bond prices. The FTSE US Broad Investment-Grade Bond Index is a broad-based index of medium and long-term investment grade bond prices. Investors cannot invest directly in the indices.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.sextantfunds.com, or call toll-free 1-800-728-8762.Please read the prospectus or summary prospectus carefully before investing.

2	May 31, 2018	Semi-Annual Report

Fellow Shareowners:

Equity markets rose again for the six-months ended May 31, 2018, albeit in a more subdued manner. Total return for the S&P 500 Index was 3.16% and the Dow Jones Moderate US Portfolio Index gained 1.74%. Foreign markets performed similarly, with the MSCI EAFE Index up 0.42% and the S&P Global 1200 Index up 2.01%. Fixed-income markets were mixed, with the FTSE USBIG Bond Index falling -1.03% and the shorter-term FTSE USBIG Govenment/Corporate 1-3 Year Index rising just 0.12%.

The Sextant Funds performed respectably compared to these indices, which do not have expenses. For the period ended May 31, 2018, Sextant Growth Fund Investor Shares gained 6.65%, Sextant International Fund Investor Shares gained 1.39%, Sextant Core Fund returned -0.85%, Sextant Global High Income Fund gained 1.66%, Sextant Bond Income Fund fell -0.97%, and Sextant Short-Term Bond Fund returned -0.29%.

To reduce expenses, the Board of Trustees ended the 12b-1 fee for the six Sextant Funds, creating the new Z class shares with no 12b-1 fee for Sextant Growth and Sextant International. Saturna Capital helped by paying to cap expenses, putting the annualized expense ratios of the six no-12b-1 fee Sextant Fund share classes in a range of 0.60% to 0.94%. The Funds offer attractive features, including their fulcrum-fee adjusted, low-expense structures, professional active management, no-fee account transactions, and integration with low-cost IRA and 401(k) plans. Overall assets were down 3% to $144.1 million.

Markets rose with abandon during the last half of 2017, but the euphoria melted away as caution brought volatility and doubt. Emerging markets, led by China, suffered as the dollar surged and trade wars loomed. Oil and coal stocks, which we avoid, were the big winners following political failures in countries such as Venezuela, Brazil, and Iran. Central banks are cutting a decade of stimulus and low rates. In the US, lower taxes are stimulating vast investments, especially in technology, while the global supply chain is being rattled by trade revamps. The future, as always, is murky.

The 1960s and the 1990s were decades of nearly uninterrupted economic growth and the 2010s are now looking to stake their longevity claim. The last time the economy contracted for two consecutive quarters (the standard definition of a recession) was in the first two quarters of 2009, and current conditions appear buoyant. Despite an unemployment rate that dipped below 4% for the first time since 2000, inflation remains subdued, while corporate profitability and consumer confidence are robust. Conditions over the past several years have contributed to a go-go mentality.

At this point, the greatest risk to continued economic buoyancy appears to be trade friction, a development that could spin out of control or be contained rather easily with greater flexibility. Economic policies can and do change frequently.

Central bankers are reversing policy and understandably slowing the flow from their stimulus. An extraordinary era of low interest rates fueled upward moves in economies and markets. Central banks are now shifting toward raising rates and/or removing stimulus. We must be vigilant in the coming months for signs of a recession & a riskier period looms ahead.

May 31, 2018	Semi-Annual Report	3

Morningstar Awards Sextant Top Sustainability Ratings

The Morningstar Sustainability Rating™ for funds gives investors around the world a way to compare fund portfolios based on a standardized measure of sustainability. These ratings are calculated using fund holdings data underpinned with company-level environmental, social, and governance (ESG) information from Sustainalytics, a leading provider of ESG research. Of the five Sextant funds Morningstar rated, three received the top "5 Globes" rating, reflecting Saturna Capital's emphasis on sustainability when making portfolio investment decisions. See page 5 for the details.

Going forward, the Sextant Funds continue to offer investors a broad mix of investment vehicles: growth equities, international exposure, and a blended portfolio, plus global high income, short-term, and long-term fixed income options. This array of portfolios serves our investors in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital. Please review the following pages for more in-depth information about each Fund.

Respectfully,

(photo omitted)

Jane Carten,
President

(photo omitted)

Gary Goldfogel,
Independent Board Chairman

Sextant Funds Portfolio Management

(photo omitted)	Nicholas Kaiser MBA, CFA® Sextant International Fund Portfolio Manager	(photo omitted)	Phelps McIlvaine Sextant Short-Term Bond Fund Sextant Bond Income Fund Sextant Core FundPortfolio Manager
(photo omitted)	Scott Klimo CFA® Sextant Growth Fund Portfolio Manager Sextant International Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Sextant Global High Income Fund Portfolio Manager
(photo omitted)	Patrick DrumlMBA, CFA®, CFP® Setxant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Global High Income Fund Deputy Portfolio Manager	(photo omitted)	Christopher Paul MBA, CFA® Sextant Core Fund Portfolio Manager

4	May 31, 2018	Semi-Annual Report

Morningstar Sustainability Ratings™

(unaudited)	As of May 31, 2018

At Saturna Capital, we describe ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar recently partnered with leading ESG research firm Sustainalytics to develop the Morningstar Sustainability Rating™ – here are Sextant Funds' recent results:

Sextant International Fund	Sextant Short-Term Bond Fund
Investor Shares (SSIFX)

Ø Ø Ø Ø Ø

STBFX

Ø Ø Ø Ø Ø

Z Shares (SIFZX)

Ø Ø Ø Ø Ø

7th percentile among 450 Short-Term Bond Funds
8th percentile among 345 Foreign Large Growth Funds
Sextant Core Fund
Sextant Growth Fund	SCORX

Ø Ø Ø Ø Ø

Investor Shares (SSGFX)

Ø Ø Ø

2nd percentile among 671 Allocation 50%-70% Equity Funds
Z Shares (SGZFX)

Ø Ø Ø

40th percentile among 1,269 Large Growth Funds	Sextant Global High Income Fund
SGHIX

Ø Ø Ø

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

45th percentile among 383 World Allocation Funds
The Sextant Bond Income Fund has not yet received a Morningstar Sustainability Rating.

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating ("Star Rating").

© 2018 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratings and Portfolio Sustainability Scores are as of May 31, 2017. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date.

The Funds were rated on the following percentages of Assets Under Management:

Sextant International Fund 96%
Sextant Core Fund 75%
Sextant Short-Term Bond Fund 62%
Sextant Growth Fund 99%
Sextant Global High Income Fund 69%

The Funds' portfolios are actively managed and are subject to change, which may result in different Morningstar Sustainability Scores and Ratings.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

May 31, 2018	Semi-Annual Report	5

Average Annual Total Returns as of May 31, 2018	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio¹
						Gross	Net

Sextant Short-Term Bond Fund (STBFX)	-0.49%	0.59%	0.81%	1.72%	2.06%	0.88%	0.60%
FTSE USBIG Govt/Corp 1-3 Year Index	0.16%	0.67%	0.78%	1.64%	2.23%	n/a

Sextant Bond Income Fund (SBIFX)	0.18%	1.70%	2.20%	4.05%	3.40%	0.86%	0.65%
FTSE US Broad Investment-Grade Bond Index	-0.40%	1.39%	1.99%	3.78%	3.84%	n/a

Sextant Core Fund (SCORX)	5.86%	3.69%	4.80%	4.04%	n/a	0.73%
Dow Jones Moderate US Portfolio Index	8.53%	6.16%	6.99%	5.82%	7.62%	n/a

Sextant Global High Income Fund (SGHIX)	7.62%	6.10%	5.65%	n/a	n/a	1.06%	0.75%
S&P Global 1200 Index	12.37%	8.46%	9.95%	5.96%	8.90%	n/a

Sextant Growth Fund Investor Shares (SSGFX)	16.57%	7.42%	11.05%	7.11%	9.10%	0.76%
Sextant Growth Fund Z Shares (SGZFX)	n/a	n/a	n/a	n/a	n/a	0.51%
S&P 500 Index	14.38%	10.94%	12.97%	9.13%	9.34%	n/a

Sextant International Fund Investor Shares (SSIFX)	11.95%	5.47%	5.54%	2.57%	8.56%	1.04%
Sextant International Fund Z Shares (SIFZX)	n/a	n/a	n/a	n/a	n/a	0.79%
MSCI EAFE Index	8.50%	4.82%	6.42%	2.57%	8.00%	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated March 28, 2018, and incorporate results for the fiscal year ended November 30, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods.

6	May 31, 2018	Semi-Annual Report

Sextant Short-Term Bond Fund

Performance Summary

Average Annual Total Returns as of May 31, 2018
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Short-Term Bond Fund	-0.49%	0.81%	1.72%	0.88%
FTSE USBIG Govt/Corp 1-3 Year Index²	0.16%	0.78%	1.64%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2007, to an identical amount invested in the FTSE USBIG Govt/Corp 1-3 Year Index, a broad-based index of shorter-term investment grade US government and corporate bond prices. The graph shows that an investment in the Fund would have risen to $11,859 versus $11,770 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017, before fee waivers. The actual expense ratio, shown in the most recent prospectus after fee waivers was 0.60%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² The FTSE USBIG Govt/Corp 1-3 Year Index was formally known as the Citi USBIG Govt/Corp 1-3 Year Index. The London Stock Exchange acquired Citigroup Index LLC in August 2017.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
United States Treasury Note (3.625% due 02/15/2021)	9.1%	Government Bonds	21.7%	█
United States Treasury Note (2.50% due 08/15/2023)	4.8%	Health Care	21.5%	█
McCormick & Co. (2.70% due 08/15/2022)	4.7%	Financials	19.1%	█
Gilead Sciences (2.55% due 09/01/2020)	3.9%	Technology	9.5%	█
Adobe Systems (4.75% due 02/01/2020)	3.8%	Consumer Discretionary	8.4%	█
3M (2.00% due 06/26/2022)	3.8%	Consumer Staples	4.7%	█
Abbott Laboratories (4.125% due 05/27/2020)	3.8%	Industrials	4.4%	█
Qualcomm (2.60% due 01/30/2023)	3.8%	Materials	3.2%	█
Juniper Networks (4.60% due 03/15/2021)	3.7%	Utilities	2.9%	█
AvalonBay Communities (6.10% due 03/15/2020)	3.5%	Other Assets (net of liabilities)	4.6%	█

May 31, 2018	Semi-Annual Report	7

Sextant Short-Term Bond Fund

Schedule of Investments			As of May 31, 2018
Corporate Bonds — 73.7%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

Alibaba Holding Group	3.125% due 11/28/2021	$350,000	$347,952	3.4%
Ford Motor Credit	3.157% due 08/04/2020	250,000	249,060	2.5%
International Game Technology	7.50% due 06/15/2019	250,000	258,437	2.5%

			855,449	8.4%

Consumer Staples

McCormick & Co.	2.70% due 08/15/2022	500,000	483,854	4.7%

			483,854	4.7%

Financials

AvalonBay Communities	6.10% due 03/15/2020	340,000	357,994	3.5%
Berkshire Hathaway Finance	2.00% due 08/15/2018	300,000	299,754	2.9%
Camden Property Trust	4.625% due 06/15/2021	275,000	285,142	2.8%
Jefferies Group	8.50% due 07/15/2019	265,000	280,406	2.7%
Paccar Financial	2.05% due 11/13/2020	350,000	343,284	3.4%
Qualcomm	2.60% due 01/30/2023	400,000	382,746	3.8%

			1,949,326	19.1%

Health Care

Abbott Laboratories	4.125% due 05/27/2020	375,000	383,387	3.8%
AbbVie	2.50% due 05/14/2020	250,000	247,813	2.4%
Astrazeneca	2.375% due 01/16/2020	155,000	152,577	1.5%
Celgene	2.25% due 08/15/2021	300,000	290,080	2.8%
Gilead Sciences	2.55% due 09/01/2020	400,000	396,864	3.9%
3M	2.00% due 06/26/2022	400,000	386,449	3.8%
Teva Pharmaceutical	3.65% due 11/10/2021	350,000	333,467	3.3%

			2,190,637	21.5%

Industrials

Emerson Electric	4.875% due 10/15/2019	310,000	318,837	3.1%
Union Pacific	7.875% due 01/15/2019	127,000	130,994	1.3%

			449,831	4.4%

Materials

BHP Billiton Fin USA	6.50% due 04/01/2019	315,000	324,772	3.2%

			324,772	3.2%

Technology

Adobe Systems	4.75% due 02/01/2020	379,000	390,936	3.8%
Juniper Networks	4.60% due 03/15/2021	375,000	382,249	3.7%
Xilinx	2.125% due 03/15/2019	200,000	199,337	2.0%

			972,522	9.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

8	May 31, 2018	Semi-Annual Report

Sextant Short-Term Bond Fund

Schedule of Investments			As of May 31, 2018
Corporate Bonds – 73.7%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Utilities

LaClede Gas	2.00% due 08/15/2018	$300,000	$299,610	2.9%

			299,610	2.9%

Total Corporate Bonds			$7,526,001	73.7%

Government Bonds – 21.7%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

United States Treasury Notes

United States Treasury Note	2.25% due 07/31/2018	$300,000	$300,211	2.9%
United States Treasury Note	2.75% due 02/15/2019	200,000	200,742	2.0%
United States Treasury Note	3.625% due 02/15/2021	900,000	926,121	9.1%
United States Treasury Note	2.50% due 08/15/2023	500,000	495,508	4.8%
United States Treasury Note	2.00% due 09/30/2020	300,000	296,813	2.9%

			2,219,395	21.7%

Total investments	(Cost = $9,922,274)		9,745,396	95.4%
Other assets (net of liabilities)			465,097	4.6%
Total net assets			$10,210,493	100.0%

Bond Quality Diversification
% of Total Net Assets
Rated "AAA"	21.7%	█
Rated "AA"	2.9%	█
Rated "AA-"	3.8%	█
Rated "A+"	6.8%	█
Rated "A"	18.2%	█
Rated "A-"	7.9%	█
Rated "BBB+"	7.1%	█
Rated "BBB"	14.7%	█
Rated "BBB-"	2.7%	█
Rated "BB+"	2.5%	█
Rated "BB"	3.3%	█
Not rated	3.8%	█
Other assets (net of liabilities)	4.6%	█

Credit ratings are the lesser of S&P Global Ratings or Moody's Investors Service. If neither S&P nor Moody's rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.

May 31, 2018	Semi-Annual Report	9

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities
May 31, 2018

Assets
Investments in securities, at value (Cost $9,922,274)	$9,745,396
Cash	383,058
Interest receivable	88,943
Prepaid expenses	3,647
Receivable for Fund shares sold	1,083
Total assets	10,222,127
Liabilities
Payable for Fund shares redeemed	7,491
Accrued retirement plan custodial fees	1,532
Accrued advisory fees	1,083
Accrued audit expenses	627
Accrued other expenses	574
Accrued Chief Compliance Officer expenses	286
Distributions payable	41
Total liabilities	11,634
Net Assets	$10,210,493

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$10,397,045
Undistributed net investment income	1,165
Accumulated net realized loss	(10,839)
Unrealized net depreciation on investments	(176,878)
Net assets applicable to Fund shares outstanding	$10,210,493

Fund shares outstanding	2,062,585

Net asset value, offering and redemption price per share	$4.95

Statement of Operations
Period ended May 31, 2018

Investment income
Interest income	$99,494
Total investment income	99,494
Expenses
Investment adviser fees	22,004
Filing and registration fees	11,925
Audit fees	3,349
Printing and postage	2,251
Retirement plan custodial fees	1,696
Trustee fees	1,403
Chief Compliance Officer expenses	1,216
Legal fees	759
Other expenses	707
Custodian fees	241
Total gross expenses	45,551
Less adviser fees waived	(14,519)
Less custodian fee credits	(241)
Net expenses	30,791
Net investment income	$68,703

Net realized loss from investments	$(10,839)
Net increase in unrealized depreciation on investments	(88,074)
Net loss on investments	$(98,913)

Net decrease in net assets resulting from operations	$(30,210)

The accompanying notes are an integral part of these financial statements.

10	May 31, 2018	Semi-Annual Report

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Period ended May 31, 2018	Period ended Nov. 30, 2017
Increase (decrease) in net assets from operations
From operations
Net investment income	$68,703	$133,894
Net realized gain (loss) on investments	(10,839)	4,623
Net increase in unrealized depreciation	(88,074)	(55,176)
Net increase (decrease) in net assets	(30,210)	83,341
Distributions to shareowners from
Net investment income	(68,703)	(133,903)
Capital gains distribution	(4,623)	-
Total distributions	(73,326)	(133,903)
Capital share transactions
Proceeds from sales of shares	583,718	1,652,337
Value of shares issued in reinvestment of dividends	72,768	133,340
Cost of shares redeemed	(1,047,111)	(1,356,859)
Total capital share transactions	(390,625)	428,818
Total increase (decrease) in net assets	(494,161)	378,256

Net assets
Beginning of period	10,704,654	10,326,398
End of period	10,210,493	10,704,654

Undistributed net investment income	$1,165	$1,165

Shares of the Fund sold and redeemed
Number of shares sold	117,531	328,488
Number of shares issued in reinvestment of dividends	14,672	26,511
Number of shares redeemed	(210,259)	(269,774)
Net increase (decrease) in number of shares outstanding	(78,056)	85,225

Financial Highlights	For period ended	For year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2018	2017	2016	2015	2014	2013
Net asset value at beginning of period	$5.00	$5.02	$5.02	$5.04	$5.05	$5.07
Income from investment operations
Net investment income	0.03	0.06	0.05	0.05	0.06	0.06
Net gains (losses) on securities (both realized and unrealized)	(0.05)	(0.02)	0.00A	(0.02)	(0.01)	(0.02)
Total from investment operations	(0.02)	0.04	0.05	0.03	0.05	0.04
Less distributions
Dividends (from net investment income)	(0.03)	(0.06)	(0.05)	(0.05)	(0.06)	(0.06)
Capital gains distribution	(0.00)A	-	-	-	-	-
Total distributions	(0.03)	(0.06)	(0.05)	(0.05)	(0.06)	(0.06)

Net asset value at end of period	$4.95	$5.00	$5.02	$5.02	$5.04	$5.05

Total returnB	(0.29)%	0.87%	1.06%	0.67%	0.94%	0.82%

Ratios / supplemental data
Net assets ($000), end of period	$10,210	$10,705	$10,326	$7,488	$7,674	$7,307
Ratio of expenses to average net assets
Before fee waivers and custodian fee creditsC	0.89%	1.01%	1.15%	1.21%	1.29%	1.14%
After fee waiversC	0.61%	0.68%	0.76%	0.76%	0.76%	0.76%
After fee waivers and custodian fee creditsC	0.60%	0.68%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income after fee waivers and custodian fee credits to average net assetsC	1.34%	1.26%	1.05%	1.06%	1.14%	1.20%
Portfolio turnover rateB	19%	31%	11%	13%	14%	50%
AAmount is less than $0.01 B Not Annualized for periods less than one year. C Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	11

Sextant Bond Income Fund

Performance Summary

Average Annual Total Returns as of May 31, 2018
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Bond Income Fund	0.18%	2.20%	4.05%	0.86%
FTSE US Broad Investment-Grade Bond Index	-0.40%	1.99%	3.78%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2007, to an identical amount invested in the FTSE US Broad Investment-Grade Bond Index, a broad-based index of medium and long-term investment grade bond prices. The graph shows that an investment in the Fund would have risen to $14,867 versus $14,493 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.65%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² The FTSE US Broad Investment-Grade Index was formally known as the Citi US Broad Investment-Grade Index Index. The London Stock Exchange acquired Citigroup Index LLC in August 2017.

Fund Objective

The objective of the Bond Income Fund is current income.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
United States Treasury Bond (5.375% due 02/15/2031)	5.3%	Municipal Bonds	19.6%	█
Apple (4.50% due 02/23/2036)	4.0%	Government Bonds	16.9%	█
Microsoft (4.20% due 11/03/2035)	3.9%	Health Care	12.1%	█
Intel (4.00% due 12/15/2032)	3.9%	Technology	11.8%	█
Cincinnati Financial (6.92% due 05/15/2028)	3.2%	Financials	10.8%	█
United States Treasury Bond (6.125% due 08/15/2029)	3.1%	Energy	7.1%	█
Puget Sound Energy (7.02% due 12/01/2027)	3.1%	Utilities	6.6%	█
United Technologies Corp (6.05% due 06/01/2036)	3.0%	Industrials	4.2%	█
Statoil (7.15% due 01/15/2029)	3.0%	Consumer Staples	2.6%	█
Merck & Co. (6.50% due 12/01/2033)	2.9%	Consumer Discretionary	2.5%	█
		Materials	0.6%	█
		Other Assets (net of liabilities)	5.2%	█

12	May 31, 2018	Semi-Annual Report

Sextant Bond Income Fund

Schedule of Investments				As of May 31, 2018
Corporate Bonds – 58.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

VF	6.00% due 10/15/2033	$200,000	$239,531	2.5%

			239,531	2.5%

Consumer Staples

Unilever Capital	5.90% due 11/15/2032	200,000	247,192	2.6%

			247,192	2.6%

Energy

Baker Hughes	6.875% due 01/15/2029	100,000	122,774	1.3%
Canadian Natural Resources	6.45% due 06/30/2033	225,000	269,239	2.8%
Statoil	7.15% due 01/15/2029	224,000	286,759	3.0%

			678,772	7.1%

Financials

Affiliated Managers Group	3.50% due 08/01/2025	250,000	243,283	2.6%
Bank Of New York Mellon MTN	3.30% due 08/23/2029	250,000	233,353	2.5%
Cincinnati Financial	6.92% due 05/15/2028	250,000	307,348	3.2%
UBS AG Stamford CT	7.75% due 09/01/2026	200,000	242,426	2.5%

			1,026,410	10.8%

Health Care

Becton Dickinson	6.70% due 08/01/2028	240,000	278,148	2.9%
Johnson & Johnson	4.95% due 05/15/2033	226,000	257,749	2.7%
Merck & Co.	6.50% due 12/01/2033	215,000	279,724	2.9%
Pharmacia	6.50% due 12/01/2018	100,000	101,936	1.1%
Teva Pharmaceutical	3.65% due 11/10/2021	250,000	238,191	2.5%

			1,155,748	12.1%

Industrials

Boeing	6.125% due 02/15/2033	215,000	273,637	2.9%
Deere & Co.	8.10% due 05/15/2030	95,000	130,581	1.3%

			404,218	4.2%

Materials

Air Products & Chemicals	8.75% due 04/15/2021	50,000	57,143	0.6%

			57,143	0.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	13

Sextant Bond Income Fund

Schedule of Investments			As of May 31, 2018
Corporate Bonds — 58.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Technology

Apple	4.50% due 02/23/2036	$350,000	$382,643	4.0%
Intel	4.00% due 12/15/2032	360,000	371,899	3.9%
Microsoft	4.20% due 11/03/2035	350,000	372,509	3.9%

			1,127,051	11.8%

Utilities

Entergy Louisiana	5.40% due 11/01/2024	200,000	220,008	2.3%
Florida Power & Light	5.95% due 10/01/2033	100,000	122,224	1.2%
Puget Sound Energy	7.02% due 12/01/2027	237,000	292,274	3.1%

			634,506	6.6%

Total Corporate Bonds			$5,570,571	58.3%

Government Bonds — 16.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Foreign Government Bonds

Quebec Canada Yankee	7.125% due 02/09/2024	$175,000	$209,362	2.2%

			209,362	2.2%

United States Treasury Bonds

United States Treasury Bond	5.25% due 02/15/2029	170,000	207,692	2.2%
United States Treasury Bond	6.25% due 05/15/2030	75,000	100,767	1.1%
United States Treasury Bond	6.125% due 08/15/2029	225,000	295,620	3.1%
United States Treasury Bond	5.375% due 02/15/2031	400,000	507,344	5.3%
United Technologies Corp	6.05% due 06/01/2036	250,000	290,995	3.0%

			1,402,418	14.7%

Total Government Bonds			$1,611,780	16.9%

Municipal Bonds – 19.6%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Blaine Co. ID SCD #61 Hailey	5.25% due 08/01/2020	$250,000	$262,867	2.8%
Dell Rapids SCD 49-3	6.257% due 01/15/2030	200,000	211,294	2.2%
Dupage Co. IL CCD #502	5.50% due 01/01/2026	150,000	152,174	1.6%
Idaho Hsg & Fin GARVEE BAB A-2	5.379% due 07/15/2020	180,000	185,794	2.0%
Milan Co. MI Area Schools	6.45% due 05/01/2024	150,000	154,665	1.6%
San Marcos Texas ULTD GO BAB	6.028% due 08/15/2030	200,000	212,872	2.2%
Springville UT GO BAB	5.30% due 05/01/2031	240,000	249,689	2.6%

			1,429,355	15.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

14	May 31, 2018	Semi-Annual Report

Sextant Bond Income Fund

Schedule of Investments			As of May 31, 2018
Municipal Bonds – 19.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Revenue

Johnson Co KS Bldg Ls/Pr RevBAB	4.60% due 09/01/2026	$250,000	$256,830	2.7%
Oklahoma City Fin Auth Ed Lease Rev	6.60% due 09/01/2022	160,000	181,389	1.9%

			438,219	4.6%

Total Municipal Bonds			$1,867,574	19.6%

Total investments	(Cost = $9,005,994)		$9,049,925	94.8%
Other assets (net of liabilities)			498,244	5.2%
Total net assets			$9,548,169	100.0%

Bond Quality Diversification
% of Total Net Assets
Rated "AAA"	21.0%	█
Rated "AA+"	5.6%	█
Rated "AA"	11.6%	█
Rated "AA-"	6.0%	█
Rated "A+"	11.4%	█
Rated "A"	12.8%	█
Rated "A-"	12.5%	█
Rated "BBB+"	8.5%	█
Rated "BBB"	2.9%	█
Rated "BB"	2.5%	█
Other assets (net of liabilities)	5.2%	█

Credit ratings are the lesser of S&P Global Ratings or Moody's Investors Service. If neither S&P nor Moody's rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	15

Sextant Bond Income Fund

Statement of Assets and Liabilities
As of May 31, 2018

Assets
Investments in securities, at value (Cost $9,005,994)	$9,049,925
Cash	382,217
Interest receivable	117,810
Prepaid expenses	1,548
Receivable for Fund shares sold	1,222
Insurance reserve premium	400
Total assets	9,553,122
Liabilities
Accrued advisory fees	2,557
Accrued retirement plan custodial fees	1,141
Accrued audit expenses	550
Accrued Chief Compliance Officer expenses	281
Accrued other expenses	178
Payable for Fund shares redeemed	151
Accrued trustee expenses	95
Total liabilities	4,953
Net assets	$9,548,169

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$9,550,383
Undistributed net investment income	22
Accumulated net realized loss	(46,167)
Unrealized net appreciation on investments	43,931
Net assets applicable to Fund shares outstanding	$9,548,169

Fund shares outstanding	1,907,739

Net asset value, offering, and redemption price per share	$5.00

Statement of Operations
Period ended May 31, 2018

Investment income
Interest income	$180,017
Total investment income	180,017
Expenses
Investment adviser fees	16,486
Filing and registration fees	11,778
Audit fees	3,790
Printing and postage	2,085
Retirement plan custodial fees	1,341
Trustee fees	1,299
Chief Compliance Officer expenses	1,147
Legal fees	734
Other expenses	653
Custodian fees	220
Total gross expenses	39,533
Less adviser fees waived	(8,706)
Less custodian fee credits	(220)
Net expenses	30,607
Net investment income	$149,410

Net decrease in unrealized appreciation on investments	$(254,354)
Net loss on investments	$(254,354)

Net decrease in net assets resulting from operations	$(104,944)

The accompanying notes are an integral part of these financial statements.

16	May 31, 2018	Semi-Annual Report

Sextant Bond Income Fund

Statements of Changes in Net Assets	Period ended May 31, 2018	Year ended Nov. 30, 2017
Increase (decrease) in net assets from operations
From operations
Net investment income	$149,410	$284,129
Net realized loss on Investments	-	(18,437)
Net increase (decrease) in unrealized appreciation	(254,354)	163,741
Net increase (decrease) in net assets	(104,944)	429,433
Distributions to shareowners from
Net investment income	(149,412)	(284,105)
Total distributions	(149,412)	(284,105)
Capital share transactions
Proceeds from sales of shares	920,394	1,428,332
Value of shares issued in reinvestment of dividends	148,569	283,310
Cost of shares redeemed	(762,269)	(2,064,477)
Total capital share transactions	306,694	(352,835)
Total increase (decrease) in net assets	52,338	(207,507)

Net assets
Beginning of period	9,495,831	9,703,338
End of period	9,548,169	9,495,831

Undistributed net investment income	$22	$24

Shares of the Fund sold and redeemed
Number of shares sold	180,851	279,298
Number of shares issued in reinvestment of dividends	29,441	55,166
Number of shares redeemed	(148,834)	(403,662)
Net increase (decrease) in number of shares outstanding	61,458	(69,198)

Financial Highlights	For period ended	For year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2018	2017	2016	2015	2014	2013
Net asset value at beginning of period	$5.14	$5.07	$5.07	$5.26	$5.05	$5.41
Income from investment operations
Net investment income	0.08	0.16	0.15	0.17	0.16	0.17
Net gains (losses) on securities (both realized and unrealized)	(0.14)	0.07	0.00A	(0.19)	0.21	(0.36)
Total from investment operations	(0.06)	0.23	0.15	(0.02)	0.37	(0.19)
Less distributions
Dividends (from net investment income)	(0.08)	(0.16)	(0.15)	(0.17)	(0.16)	(0.17)
Total distributions	(0.08)	(0.16)	(0.15)	(0.17)	(0.16)	(0.17)

Net asset value at end of period	$5.00	$5.14	$5.07	$5.07	$5.26	$5.05

Total returnB	(0.97)%	4.51%	2.91%	(0.47)%	7.40%	(3.59)%

Ratios / supplemental data
Net assets ($000), end of period	$9,548	$9,496	$9,703	$7,998	$7,967	$7,117
Ratio of expenses to average net assets
Before fee waivers and custodian fee creditsC	0.84%	0.98%	1.01%	1.03%	1.27%	1.12%
After fee waiversC	0.66%	0.78%	0.89%	0.90%	0.91%	0.90%
After fee waivers and custodian fee creditsC	0.65%	0.78%	0.88%	0.90%	0.90%	0.89%
Ratio of net investment income after fee waivers and custodian fee credits to average net assetsC	3.19%	3.05%	2.85%	3.21%	3.07%	3.23%
Portfolio turnover rateB	0%	4%	11%	4%	13%	8%
A Amount is less than $0.01 B Not Annualized for periods less than one year. C Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	17

Sextant Core Fund

Performance Summary

Average Annual Total Returns as of May 31, 2018
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Core Fund	5.86%	4.80%	4.04%	0.73%
Dow Jones Moderate US Portfolio Index	8.53%	6.99%	5.82%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2007, to an identical amount invested in the Dow Jones Moderate US Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $14,861 versus $17,616 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Portfolio Diversification
	% of Total Net Assets
Sectors	Equity	Fixed Income
Technology	15.5%	2.5%
Financials	12.3%	3.0%
Health Care	6.8%	4.1%
Government Bonds	n/a	9.3%
Materials	7.1%	0.9%
Consumer Discretionary	4.4%	2.8%
Industrials	4.9%	1.8%
Communications	1.5%	4.1%
Energy	4.8%	n/a
Municipal Bonds	n/a	4.5%
Consumer Staples	2.6%	n/a
Utilities	1.4%	n/a
Total	61.30%	33.00%

Top 10 Holdings
% of Total Net Assets
United States Treasury Note (2.75% due 11/15/2023)	2.9%
Gilead Sciences (3.70% due 04/01/2024)	2.1%
United States Treasury Note (2.00% due 11/30/2022)	2.0%
NXP Semiconductors	2.0%
PNC Financial Services Group	1.9%
Toronto-Dominion Bank	1.8%
Legrand France Yankee (8.50% due 02/15/2025)	1.8%
Qualcomm (3.25% due 05/20/2027)	1.7%
United States Treasury Note (2.125% due 08/31/2020)	1.7%
Vodafone (4.625% due 07/15/2018)	1.7%

Asset Allocation
% of Total Net Assets
Equity Securities	61.3%	█
Fixed Income Securities	33.0%	█
Other assets (net of liabilities)	5.7%	█

18	May 31, 2018	Semi-Annual Report

Sextant Core Fund

Schedule of Investments					As of May 31, 2018
Common Stocks — 61.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Internet Media
Alphabet, Class A²	167	$130,853	$183,700	United States	1.5%

		130,853	183,700		1.5%

Consumer Discretionary

Apparel, Footwear & Accessory Design
VF	1,300	70,460	105,508	United States	0.9%

Home & Office Product Wholesalers
Fastenal	2,600	126,575	138,398	United States	1.1%

Home Products Stores
Lowe's	1,400	86,638	133,014	United States	1.1%

Specialty Apparel Stores
Ross Stores	1,990	130,074	156,971	United States	1.3%

		413,747	533,891		4.4%

Consumer Staples

Agricultural Producers
Ingredion	600	74,054	66,834	United States	0.6%

Beverages
PepsiCo	300	21,018	30,075	United States	0.2%

Household Products
Procter & Gamble	650	41,180	47,561	United States	0.4%
Unilever ADR	1,000	31,505	55,280	United Kingdom	0.5%
		72,685	102,841		0.9%

Packaged Food
Nestle ADR	1,500	108,875	113,505	Switzerland	0.9%

		276,632	313,255		2.6%

Energy

Exploration & Production
CNOOC ADR	640	80,876	108,269	China	0.9%
ConocoPhillips	2,240	114,403	150,953	United States	1.3%
		195,279	259,222		2.2%

Integrated Oils
Equinor ADR	6,500	113,335	170,625	Norway	1.4%
Total ADR	2,332	125,487	141,436	France	1.2%
		238,822	312,061		2.6%

		434,101	571,283		4.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	19

Sextant Core Fund

Schedule of Investments					As of May 31, 2018
Common Stocks — 61.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials

Banks
PNC Financial Services Group	1,590	$115,896	$228,022	United States	1.9%
Toronto-Dominion Bank	3,715	150,875	216,919	Canada	1.8%
		266,771	444,941		3.7%

Consumer Finance
Ally Financial	6,600	134,777	169,290	United States	1.4%

Diversified Banks
Citigroup	1,400	105,605	93,366	United States	0.8%
JP Morgan Chase	1,750	153,563	187,267	United States	1.5%
Mitsubishi UFJ Financial ADR	21,450	137,152	128,915	Japan	1.1%
		396,320	409,548		3.4%

Life Insurance
MetLife	2,300	123,706	105,777	United States	0.9%
Prudential Financial	1,000	114,997	96,840	United States	0.8%
		238,703	202,617		1.7%

P&C Insurance
American International Group	2,000	119,048	105,580	United States	0.9%
Chubb	1,130	151,600	147,680	Switzerland	1.2%
		270,648	253,260		2.1%

		1,307,219	1,479,656		12.3%

Health Care

Biotech
Amgen	970	155,052	174,231	United States	1.4%
Celgene²	1,200	126,528	94,416	United States	0.8%
		281,580	268,647		2.2%

Large Pharma
Johnson & Johnson	1,200	91,914	143,544	United States	1.2%
Novo Nordisk ADR	2,000	18,098	95,080	Denmark	0.8%
Pfizer	3,980	126,577	143,001	United States	1.2%
		236,589	381,625		3.2%

Life Science Equipment
Abbott Laboratories	2,700	97,630	166,131	United States	1.4%

		615,799	816,403		6.8%

Industrials

Commercial & Residential Building Equipment & Systems
Honeywell International	1,000	51,734	147,910	United States	1.2%

Factory Automation Equipment
Sensata Technologies Holding²	3,300	138,635	168,597	United States	1.4%

Flow Control Equipment
Parker Hannifin	850	81,846	145,265	United States	1.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

20	May 31, 2018	Semi-Annual Report

Sextant Core Fund

Schedule of Investments					As of May 31, 2018
Common Stocks — 61.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Industrials (continued)

Rail Freight
Canadian National Railway	1,600	$40,237	$133,568	Canada	1.1%

		312,452	595,340		4.9%

Materials

Basic & Diversified Chemicals
Praxair	1,000	79,815	156,260	United States	1.3%

Containers & Packaging
3M	975	83,159	192,299	United States	1.6%

Non-Wood Building Materials
Carlisle	1,200	127,355	128,868	United States	1.1%

Specialty Chemicals
Dow DuPont	1,900	123,137	121,809	United States	1.0%
PPG Industries	1,100	119,643	111,012	United States	0.9%
RPM International	3,000	90,469	148,500	United States	1.2%
		333,249	381,321		3.1%

		623,578	858,748		7.1%

Technology

Application Software
SAP ADR	1,500	125,571	169,185	Germany	1.4%
Tencent Holdings ADR	2,100	67,036	107,242	China	0.9%
		192,607	276,427		2.3%

Communications Equipment
Apple	1,000	94,574	186,870	United States	1.6%

Computer Hardware & Storage
HP	8,000	118,990	176,240	United States	1.5%

Infrastructure Software
CA	5,100	160,585	182,274	United States	1.5%
Oracle	2,200	83,402	102,784	United States	0.9%
		243,987	285,058		2.4%

Semiconductor Devices
Infineon Technologies ADR	5,275	99,909	145,353	Germany	1.2%
Intel	3,100	109,565	171,120	United States	1.4%
NXP Semiconductors²	2,100	223,758	239,400	Netherlands	2.0%
Qualcomm	2,200	127,347	127,864	United States	1.0%
Xilinx	1,700	68,620	115,787	United States	1.0%
		629,199	799,524		6.6%

Semiconductor Manufacturing
Taiwan Semiconductor ADR	3,500	37,159	135,450	Taiwan	1.1%

		1,316,516	1,859,569		15.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	21

Sextant Core Fund

Schedule of Investments					As of May 31, 2018
Common Stocks — 61.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Utilities

Integrated Utilities
NextEra Energy	1,000	$72,153	$165,810	United States	1.4%

		72,153	165,810		1.4%

Total Common Stocks		$5,503,050	$7,377,655		61.3%

Corporate Bonds — 19.2%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Communications

America Movil	5.00% due 03/30/2020	$100,000	$103,095	Mexico	0.9%
Bellsouth Capital Funding	7.875% due 02/15/2030	150,000	185,521	United States	1.5%
Vodafone	4.625% due 07/15/2018	200,000	200,459	United Kingdom	1.7%

			489,075		4.1%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	137,250	United States	1.1%
Stanford University	4.013% due 05/01/2042	100,000	107,447	United States	0.9%
Walmart	1.95% due 12/15/2018	100,000	99,756	United States	0.8%

			344,453		2.8%

Financials

General Electric Capital	5.35% due 04/15/2022	101,000	107,409	United States	0.9%
HSBC Holdings	4.25% due 03/14/2024	150,000	150,929	United Kingdom	1.2%
PartnerRe Finance B	5.50% due 06/01/2020	100,000	103,716	United States	0.9%

			362,054		3.0%

Health Care

Becton Dickinson	3.125% due 11/08/2021	100,000	98,871	United States	0.8%
Celgene	2.875% due 08/15/2020	140,000	139,153	United States	1.2%
Gilead Sciences	3.70% due 04/01/2024	250,000	251,941	United States	2.1%

			489,965		4.1%

Industrials

Legrand France Yankee	8.50% due 02/15/2025	170,000	214,093	France	1.8%

			214,093		1.8%

Materials

Air Products & Chemicals	4.375% due 08/21/2019	100,000	102,043	United States	0.9%

			102,043		0.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

22	May 31, 2018	Semi-Annual Report

Sextant Core Fund

Schedule of Investments					As of May 31, 2018
Corporate Bonds — 19.2%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Technology

Cisco Systems	2.90% due 03/04/2021	$100,000	$100,135	United States	0.8%
Qualcomm	3.25% due 05/20/2027	220,000	206,861	United States	1.7%

			306,996		2.5%

Total Corporate Bonds			$2,308,679		19.2%

Municipal Bonds — 4.5%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

General Obligation

City of Phoenix AZ	5.269% due 07/01/2034	$100,000	$113,129	United States	0.9%
Lake Washington SD 414 WA BAB	4.906% due 12/01/2027	100,000	104,890	United States	0.9%
Skagit SD #1	4.613% due 12/01/2022	100,000	104,298	United States	0.9%

			322,317		2.7%

Revenue

New York City Housing Dev	2.65% due 05/01/2021	100,000	99,168	United States	0.8%
Tacoma WA Elec Sys Revenue	5.966% due 01/01/2035	100,000	122,169	United States	1.0%

			221,337		1.8%

Total Municipal Bonds			$543,654		4.5%

United States Treasury Note – 9.3%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Government Bonds

United States Treasury Note	1.50% due 06/15/2020	$150,000	$147,275	United States	1.2%
United States Treasury Note	2.75% due 11/15/2023	350,000	351,012	United States	2.9%
United States Treasury Note	2.00% due 05/31/2024	80,000	76,756	United States	0.7%
United States Treasury Note	2.125% due 08/31/2020	204,000	202,502	United States	1.7%
United States Treasury Note	2.00% due 11/30/2022	250,000	243,223	United States	2.0%
United States Treasury Note	1.625% due 04/30/2023	106,000	100,923	United States	0.8%

			1,121,691		9.3%

Total investments	(Cost $9,559,637)		11,351,679		94.3%
Other assets (net of liabilities)			682,458		5.7%
Total net assets			$12,034,137		100.0%
¹ Country of domicile ² Non-income producing security ³ ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	23

Sextant Core Fund

Schedule of Investments	May 31, 2018

Bond Quality Diversification
% of Total Net Assets
Rated "AAA"	10.2%	█
Rated "AA+"	3.5%	█
Rated "AA"	1.8%	█
Rated "AA-"	0.8%	█
Rated "A"	3.9%	█
Rated "A-"	5.3%	█
Rated "BBB+"	5.6%	█
Rated "BBB"	0.8%	█
Rated "BB-"	1.1%	█
Equity	61.3%	█
Other assets (net of liabilities)	5.7%	█

Credit ratings are the lesser of S&P Global Ratings or Moody's Investors Service. If neither S&P nor Moody's rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.

24	May 31, 2018	Semi-Annual Report

Sextant Core Fund

Statement of Assets and Liabilities
As of May 31, 2018

Assets
Investments in securities, at value (Cost $9,559,637)	$11,351,679
Cash	642,926
Dividends and interest receivable	62,845
Receivable for Fund shares sold	5,934
Prepaid expenses	603
Total assets	12,063,987
Liabilities
Payable for fund shares redeemed	21,253
Accrued advisory fees	5,092
Accrued audit expenses	1,300
Accrued retirement plan custodial fees	1,210
Accrued other expenses	677
Accrued Chief Compliance Officer expenses	318
Total liabilities	29,850
Net assets	$12,034,137

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$10,184,491
Undistributed net investment income	80,765
Accumulated net realized loss	(23,190)
Unrealized net appreciation on investments	1,792,071
Net assets applicable to Fund shares outstanding	$12,034,137

Fund shares outstanding	947,010

Net asset value, offering, and redemption price per share	$12.71

Statement of Operations
Period ended May 31, 2018

Investment income
Dividends (net of foreign tax of $4,640)	$76,481
Interest income	61,489
Total investment income	137,970
Expenses
Investment adviser fees	33,197
Filing and registration fees	12,381
Audit fees	3,836
Printing and postage	2,129
Retirement plan custodial fees	1,450
Chief Compliance Officer expenses	1,361
Trustee fees	1,359
Legal fees	819
Other expenses	673
Custodian fees	295
Total gross expenses	57,500
Less custodian fee credits	(295)
Net expenses	57,205
Net investment income	$80,765

Net realized gain from investments and foreign currency	$145,302
Net decrease in unrealized appreciation on investments and foreign currency	(311,687)
Net loss on investments	$(166,385)

Net decrease in net assets resulting from operations	$(85,620)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	25

Sextant Core Fund

Statements of Changes in Net Assets	Period ended May 31, 2018	Year ended Nov. 30, 2017
Increase (decrease) in net assets from operations
From operations
Net investment income	$80,765	$167,886
Net realized gain on investments	145,302	48,407
Net increase (decrease) in unrealized appreciation	(311,687)	1,338,467
Net increase (decrease) in net assets	(85,620)	1,554,760
Distributions to shareowners from
Net investment income	(166,943)	(132,290)
Total distributions	(166,943)	(132,290)
Capital share transactions
Proceeds from sales of shares	1,310,059	4,682,485
Value of shares issued in reinvestment of dividends	166,943	132,290
Cost of shares redeemed	(2,169,826)	(1,820,402)
Total capital share transactions	(692,824)	2,994,373
Total increase (decrease) in net assets	(945,387)	4,416,843

Net assets
Beginning of period	12,979,524	8,562,681
End of period	12,034,137	12,979,524

Undistributed net investment income	$80,765	$166,943

Shares of the Fund sold and redeemed
Number of shares sold	114,635	387,379
Number of shares issued in reinvestment of dividends	12,931	11,550
Number of shares redeemed	(179,771)	(147,603)
Net increase (decrease) in number of shares outstanding	(52,205)	251,326

Financial Highlights	Period ended	Year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2018	2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.99	$11.45	$11.25	$12.43	$11.78	$10.81
Income from investment operations
Net investment income	0.10	0.16	0.18	0.18	0.21	0.20
Net gains (losses) on securities (both realized and unrealized)	(0.20)	1.55	0.02	(0.72)	0.78	0.98
Total from investment operations	(0.10)	1.71	0.20	(0.54)	0.99	1.18
Less distributions
Dividends (from net investment income)	(0.18)	(0.17)	-	(0.18)	(0.21)	(0.21)
Distributions (from capital gains)	-	-	-	(0.46)	(0.13)	-
Total distributions	(0.18)	(0.17)	-	(0.64)	(0.34)	(0.21)

Net asset value at end of period	$12.71	$12.99	$11.45	$11.25	$12.43	$11.78

Total returnA	(0.85)%	15.15%	1.78%	(4.38)%	8.41%	10.96%

Ratios / supplemental data
Net assets ($000), end of period	$12,034	$12,980	$8,563	$8,435	$8,656	$6,960
Ratio of expenses to average net assets
Before custodian fee creditsB	0.95%	0.84%	1.05%	1.02%	1.17%	1.01%
After custodian fee creditsB	0.94%	0.83%	1.04%	1.01%	1.16%	1.01%
Ratio of net investment income after custodian fee credits to average net assetsB	1.33%	1.52%	1.52%	1.44%	1.88%	1.68%
Portfolio turnover rateA	8%	34%	39%	24%	14%	29%
A Not annualized for periods less than a year. B Annualized for periods less than a year.

The accompanying notes are an integral part of these financial statements.

26	May 31, 2018	Semi-Annual Report

Sextant Global High Income Fund

Performance Summary

Average Annual Total Returns as of May 31, 2018
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Global High Income Fund²	7.62%	5.65%	n/a	1.06%
S&P Global 1200 Index	12.37%	9.95%	5.96%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2012 (the Fund's inception), to an identical amount invested in the S&P Global 1200 Index, a global stock market index covering nearly 70% of the world's equity markets. The graph shows that an investment in the Fund would have risen to $13,813 versus $18,637 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² The Sextant Global High Income Fund began operations on March 30, 2012.

Fund Objective

The objective of the Global High Income Fund is high income, with a secondary objective of capital preservation.

Portfolio Diversification
	% of Total Net Assets
Sectors	Equity	Fixed Income
Energy	13.7%	1.3%
Government Bonds	n/a	14.9%
Financials	4.0%	9.7%
Materials	7.7%	2.9%
Technology	6.5%	2.9%
Consumer Discretionary	2.6%	4.6%
Communications	3.4%	2.8%
Industrials	2.5%	2.4%
Municipal Bonds	n/a	3.0%
Health Care	2.9%	n/a
Consumer Staples	n/a	2.0%
Total	43.3%	46.5%

Top 10 Holdings
% of Total Net Assets
United States Treasury Bond (6.125% due 11/15/2027)	6.8%
Mexico Bonos Desarrollo (6.50% due 06/10/2021)	4.4%
Microchip Technology	4.2%
Equinor ADR	3.4%
BHP Billiton	3.2%
CNOOC ADR	3.1%
South32 ADR	2.8%
Royal Dutch Shell ADR, Class A	2.8%
Jefferies Group (5.125% due 01/20/2023)	2.8%
T-Mobile (6.50% due 01/15/2026)	2.8%

Asset Allocation
% of Total Net Assets
Equity	43.3%	█
Fixed Income	46.5%	█
Other assets (net of liabilities)	10.2%	█

Semi-Annual Report	May 31, 2018	27

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2018
Common Stocks — 43.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
Orange ADR	10,000	$147,658	$173,200	France	1.9%
SK Telecom ADR	6,200	82,085	141,484	South Korea	1.5%

		229,743	314,684		3.4%

Consumer Discretionary

Apparel, Footwear, & Accessory Design
VF	3,000	163,483	243,480	United States	2.6%

		163,483	243,480		2.6%

Energy

Exploration & Production
CNOOC ADR	1,700	260,828	287,589	China	3.1%
Goodrich Petroleum²	138	-	1,790	United States	0.0%3
		260,828	289,379		3.1%

Integrated Oils
Equinor ADR	12,000	218,810	315,000	United States	3.4%
Royal Dutch Shell ADR, Class A	3,800	241,426	264,404	Netherlands	2.8%
Total ADR	3,800	202,606	230,470	France	2.5%
		662,842	809,874		8.7%

Oil & Gas Services & Equip
National Oilwell Varco	4,200	139,818	173,964	United States	1.9%

		1,063,488	1,273,217		13.7%

Financials

Banks
Skandinaviska Enskilda Banken, Class A	13,000	136,631	116,924	Sweden	1.3%

Diversified Banks
Itau Unibanco Holding ADR, Class A	22,000	207,301	254,100	Brazil	2.7%

		343,932	371,024		4.0%

Health Care

Large Pharma
GlaxoSmithKline ADR	3,100	143,250	125,612	United Kingdom	1.4%
Novartis ADR	1,900	110,053	141,588	Switzerland	1.5%

		253,303	267,200		2.9%

Industrials

Infrastructure Construction
CCR	30,000	174,956	83,296	Brazil	0.9%
Hopewell Highway Infrastructure[4]	325,000	168,010	154,375	Hong Kong	1.6%

		342,966	237,671		2.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

28	May 31, 2018	Semi-Annual Report

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2018
Common Stocks — 43.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Materials

Agricultural Chemicals
Nutrien	3,200	$221,690	$162,080	Canada	1.7%

Base Metals
South 32 ADR	19,000	134,773	265,240	Australia	2.8%

Steel Raw Material Suppliers
BHP Billiton	6,000	207,424	298,680	Australia	3.2%

		563,887	726,000		7.7%

Technology

Computer Hardware & Storage
HP	10,000	151,598	220,300	United States	2.3%

Semiconductor Devices
Microchip Technology	4,000	136,113	389,520	United States	4.2%

		287,711	609,820		6.5%

Total Common Stock		$3,248,513	$4,043,096		43.3%

Corporate Bonds —28.6%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Communications

T-Mobile	6.50% due 01/15/2026	$250,000	$260,938	United States	2.8%

			260,938		2.8%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	137,250	United States	1.5%
GAP	5.95% due 04/12/2021	100,000	104,767	United States	1.1%
Rent-A-Center	6.625% due 11/15/2020	200,000	190,000	United States	2.0%

			432,017		4.6%

Consumer Staples

Grupo Bimbo	4.875% due 06/27/2044	200,000	187,894	Mexico	2.0%

			187,894		2.0%

Energy

Petrobras International Finance	6.875% due 01/20/2040	50,000	46,313	Brazil	0.5%
Petrobras International Finance	6.75% due 01/27/2041	80,000	74,160	Brazil	0.8%

			120,473		1.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	29

Sextant Global High Income Fund

Schedule of Investments					May 31, 2018
Corporate Bonds — 28.6%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Financials

Canadian Imperial Bank	3.42% due 01/26/2026	CAD 250,000	$194,202	Canada	2.1%
Jefferies Group	5.125% due 01/20/2023	250,000	262,147	United States	2.8%
Lincoln National[5]	4.39866% due 04/20/2067	250,000	236,500	United States	2.5%
Royal Bank of Scotland	6.125% due 12/15/2022	200,000	211,772	United Kingdom	2.3%

			904,621		9.7%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	200,000	222,757	United States	2.4%

			222,757		2.4%

Materials

Allegheny Technologies	7.875% due 08/15/2023	150,000	163,455	United States	1.8%
Anglogold Ashanti Holdings	5.375% due 04/15/2020	100,000	101,250	South Africa	1.1%

			264,705		2.9%

Technology

Hewlett Packard	4.65% due 12/09/2021	100,000	103,999	United States	1.1%
Nokia	5.375% due 05/15/2019	165,750	168,651	Finland	1.8%

			272,650		2.9%

Total Corporate Bonds			$2,666,055		28.6%

Government Bonds – 14.9%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Bonds

Colombia Republic Bond	8.375% due 02/15/2027	$125,000	$141,563	Colombia	1.6%
Federal Republic of Brazil Bond	8.50% due 01/05/2024	BRL 750,000	196,580	Brazil	2.1%
Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 85,000	411,898	Mexico	4.4%

			750,041		8.1%

United States Treasury Bond

United States Treasury Bond	6.125% due 11/15/2027	500,000	636,563	United States	6.8%

			636,563		6.8%

Total Government Bonds			$1,386,604		14.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

30	May 31, 2018	Semi-Annual Report

Sextant Global High Income Fund

Schedule of Investments				As of May 31, 2018
Municipal Bonds – 3.0%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Revenue

Colony TX NFM Sales Tax Revenue	7.00% due 10/01/2027	$100,000	$102,859	United States	1.1%
Colony TX NFM Sales Tax Revenue	7.25% due 10/01/2033	50,000	51,454	United States	0.6%
Colony TX NFM Sales Tax Revenue	7.625% due 10/01/2042	50,000	54,830	United States	0.6%

			209,143		2.3%

Water Supply

Puerto Rico Aqueduct & Sewer	5.00% due 07/01/2019	85,000	68,425	United States	0.7%

			68,425		0.7%

Total Municipal Bonds			$277,568		3.0%

Warrants – 0.0%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Energy

Exploration & Production
Goodrich Petroleum Warrants²	1,179	$-	$-	United States	0.0%

		$-	$-		0.0%

Total investments	(Cost = $7,730,158)		8,373,323		89.8%
Other assets (net of liabilities)			949,928		10.2%
Total net assets			$9,323,251		100.0%

¹ Country of domicile
² Non-income producing security
³ Less than 0.05%
[4] Security has been deemed illiquid at May 31, 2018.
[5] Variable rate security. The interest rate represents the rate in effect at May 31, 2018 and resets periodically based on the parenthetically disclosed reference rate and spread.

ADR: American Depositary Receipt

Countries

Other assets (net of liabilities) 10.2% Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	31

Sextant Global High Income Fund

Schedule of Investments	As of May 31, 2018
Bond Quality Diversification
% of Total Net Assets
Rated "AAA"	6.8%	█
Rated "A+"	2.4%	█
Rated "A-"	4.4%	█
Rated "BBB"	7.7%	█
Rated "BBB-"	4.4%	█
Rated "BB+"	6.8%	█
Rated "BB"	4.4%	█
Rated "BB-"	2.8%	█
Rated "B"	1.8%	█
Rated "B-"	2.0%	█
Rated "CC"	0.7%	█
Not rated	2.3%	█
Equity	43.3%	█
Other assets (net of liabilities)	10.2%	█

Credit ratings are the lesser of S&P Global Ratings or Moody's Investors Service. If neither S&P nor Moody's rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.

32	May 31, 2018	Semi-Annual Report

Sextant Global High Income Fund

Statement of Assets and Liabilities
As of May 31, 2018

Assets
Investments in securities, at value (Cost $7,730,158)	$8,373,323
Cash	859,345
Dividends and interest receivable	87,171
Prepaid expenses	6,020
Receivable for Fund shares sold	694
Total assets	9,326,553
Liabilities
Accrued audit expenses	1,032
Accrued retirement plan custodial fees	696
Accrued printing expenses	521
Accrued trustee expenses	490
Accrued Chief Compliance Officer expenses	207
Payable for Fund shares redeemed	140
Accrued other expenses	116
Accrued advisory fees	100
Total liabilities	3,302
Net assets	$9,323,251

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$8,694,383
Undistributed net investment income	156,563
Accumulated net realized loss	(170,124)
Unrealized net appreciation on investments	642,429
Net assets applicable to Fund shares outstanding	$9,323,251

Fund shares outstanding	847,421

Net asset value, offering and redemption price per share	$11.00

Statement of Operations
Period ended May 31, 2018

Investment income
Interest income	$115,407
Dividend Income (net of foreign tax of $12,803)	76,419
Total investment income	191,826
Expenses
Investment adviser fees	25,739
Filing and registration fees	10,788
Audit fees	3,400
Printing and postage	2,014
Trustee fees	1,284
Chief Compliance Officer expenses	984
Retirement plan custodial fees	863
Legal fees	769
Other expenses	659
Custodian fees	347
Total gross expenses	46,847
Less adviser fees waived	(11,237)
Less custodian fee credits	(347)
Net expenses	35,263
Net investment income	$156,563

Net realized gain from investments andforeign currency	$21,145
Net decrease in unrealized appreciation on investments and foreign currency	(24,820)
Net loss on investments	$(3,675)

Net increase in net assets resulting from operations	$152,888

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	33

Sextant Global High Income Fund

Statements of Changes in Net Assets	Period ended May 31, 2018	Year ended Nov. 30, 2017
Increase (decrease) in net assets from operations
From operations
Net investment income	$156,563	$291,706
Net realized gain (loss) on investment	21,145	(213,838)
Net increase (decrease) in unrealized appreciation	(24,820)	1,114,967
Net increase in net assets	152,888	1,192,835
Distributions to shareowners from
Net investment income	(253,596)	(333,427)
Total distributions	(253,596)	(333,427)
Capital share transactions
Proceeds from sales of shares	177,726	1,542,148
Value of shares issued in reinvestment of dividends	249,322	327,024
Cost of shares redeemed	(376,003)	(925,562)
Total capital share transactions	51,045	943,610
Total increase (decrease) in net assets	(49,663)	1,803,018

Net assets
Beginning of period	9,372,914	7,569,896
End of period	9,323,251	9,372,914

Undistributed net investment income	$156,563	$253,596

Shares of the Fund sold and redeemed
Number of shares sold	15,936	146,785
Number of shares issued in reinvestment of dividends	22,707	33,379
Number of shares redeemed	(33,750)	(86,129)
Net increase in number of shares outstanding	4,893	94,035

Financial Highlights	For period ended	For Year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2018	2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.12	$10.11	$8.89	$10.57	$10.51	$9.90
Income from investment operations
Net investment income	0.19	0.35	0.45	0.52	0.48	0.37
Net gains (losses) on securities (both realized and unrealized)	(0.00)A	1.11	0.77	(1.68)	0.07	0.63
Total from investment operations	0.19	1.46	1.22	(1.16)	0.55	1.00
Less distributions
Dividends (from net investment income)	(0.31)	(0.45)	-	(0.52)	(0.49)	(0.39)
Total distributions	(0.31)	(0.45)	-	(0.52)	(0.49)	(0.39)

Net asset value at end of period	$11.00	$11.12	$10.11	$8.89	$10.57	$10.51

Total returnB	1.66%	15.01%	13.72%	(11.01)%	5.27%	10.06%

Ratios / supplemental data
Net assets ($000), end of period	$9,323	$9,373	$7,570	$6,952	$7,707	$6,388
Ratio of expenses to average net assets
Before fee waiversC	1.00%	1.18%	1.17%	1.06%	1.41%	1.25%
After fee waiversC	0.76%	0.83%	0.91%	0.90%	0.91%	0.91%
After fee waivers and custodian fee creditsC	0.75%	0.82%	0.90%	0.89%	0.90%	0.90%
Ratio of net investment income after fee waivers and custodian fee credits to average net assetsC	3.34%	3.34%	4.78%	4.87%	4.75%	3.87%
Portfolio turnover rateB	3%	8%	26%	40%	11%	23%

A Amount is less than $0.01
B Not annualized for periods less than one year.
C Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

34	May 31, 2018	Semi-Annual Report

Sextant Growth Fund

Performance Summary

Average Annual Total Returns as of May 31, 2018
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Growth Fund Investor Shares (SSGFX)	16.57%	11.05%	7.11%	0.76%
Sextant Growth Fund Z Shares (SGZFX)²	n/a	n/a	n/a	0.51%
S&P 500 Index	14.38%	12.97%	9.13%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2007, to an identical amount invested in the S&P 500 Index, an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The graph shows that an investment in the Investor Shares of the Fund would have risen to $19,867 versus $23,972 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017, before fee waivers. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² Sextant Growth Fund Z Shares (SGZFX) began operations June 2, 2017, and consequently have no standardized returns to report.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Adobe Systems	6.9%	Consumer Finance	11.1%	█
Apple	6.7%	Internet Media	9.2%	█
Amazon.com	6.3%	Communications Equipment	7.6%	█
Alphabet, Class A	5.5%	Application Software	6.9%	█
Microsoft	4.7%	Infrastructure Software	6.5%	█;
Mastercard, Class A	4.3%	E-Commerce Discretionary	6.3%	█
Facebook, Class A	3.7%	Specialty Chemicals	4.7%	█
JP Morgan Chase	3.5%	Home Products Stores	4.0%	█
Stanley Black & Decker	3.3%	Biotech	3.6%	█
Abbott Laboratories	3.2%	Specialty Apparel Stores	3.6%	█
		Diversified Banks	3.5%	█
		Medical Devices	3.3%	█
		Home Improvement	3.3%	█
		Life Science Equipment	3.2%	█
		Apparel, Footwear & Accessory Design	2.9%	█
		Other Industries < 2.5%	17.6%	█
		Other Assets (net of liabilities)	2.7%	█

May 31, 2018	Semi-Annual Report	35

Sextant Growth Fund

Schedule of Investments			As of May 31, 2018
Common Stock – 97.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Based Services
Booking Holdings¹	400	$761,890	$843,568	2.1%

Internet Media
Alphabet, Class A¹	1,998	1,175,995	2,197,800	5.5%
Facebook, Class A¹	7,537	417,851	1,445,446	3.7%
		1,593,846	3,643,246	9.2%

		2,355,736	4,486,814	11.3%

Consumer Discretionary

Airlines
Alaska Air	7,422	129,600	451,332	1.1%

Apparel, Footwear & Accessory Design
Nike, Class B	16,144	852,015	1,159,139	2.9%

E-Commerce Discretionary
Amazon.com¹	1,529	278,191	2,491,689	6.3%

Home Improvement
Stanley Black & Decker	9,284	842,437	1,292,704	3.3%

Home Products Stores
Home Depot	6,264	724,383	1,168,549	2.9%
Lowe's	4,700	103,389	446,547	1.1%
		827,772	1,615,096	4.0%

Other Commercial Services
Ecolab	6,243	704,507	890,314	2.2%

Restaurants
Starbucks	14,674	610,056	831,576	2.1%

Specialty Apparel Stores
Ross Stores	11,600	742,559	915,008	2.3%
TJX Companies	5,539	330,472	500,283	1.3%
		1,073,031	1,415,291	3.6%

Toys & Games
Hasbro	3,500	343,856	303,625	0.8%

		5,661,465	10,450,766	26.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

36	May 31, 2018	Semi-Annual Report

Sextant Growth Fund

Schedule of Investments			As of May 31, 2018
Common Stock – 97.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Staples

Mass Merchants
Costco Wholesale	4,883	$599,638	$968,006	2.4%

		599,638	968,006	2.4%

Financials

Consumer Finance
Ally Financial	34,000	777,141	872,100	2.2%
FLEETCOR Technologies¹	4,361	626,335	869,365	2.2%
Mastercard, Class A	8,914	806,925	1,694,730	4.3%
Worldpay, Class A¹	12,000	1,004,896	953,640	2.4%
		3,215,297	4,389,835	11.1%

Diversified Banks
JP Morgan Chase	12,916	777,687	1,382,141	3.5%

		3,992,984	5,771,976	14.6%

Health Care

Biotech
Amgen	4,002	347,413	718,839	1.8%
Celgene¹	9,000	919,669	708,120	1.8%
		1,267,082	1,426,959	3.6%

Life Science Equipment
Abbott Laboratories	20,799	646,854	1,279,763	3.2%

Medical Devices
Edwards Lifesciences¹	5,700	546,521	782,667	2.0%
Stryker	3,000	374,100	522,060	1.3%
		920,621	1,304,727	3.3%

		2,834,557	4,011,449	10.1%

Industrials

Commercial & Residential Building Equipment & Systems
Honeywell International	5,000	786,731	739,550	1.8%

Electrical Components
TE Connectivity	8,000	768,734	744,640	1.9%

Factory Automation Equipment
Sensata Technologies Holding¹	10,500	548,464	536,445	1.4%

		2,103,929	2,020,635	5.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	37

Sextant Growth Fund

Schedule of Investments			As of May 31, 2018
Common Stock – 97.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Materials

Specialty Chemicals
DowDuPont	12,500	$856,069	$801,375	2.0%
RPM International	21,400	882,637	1,059,300	2.7%

		1,738,706	1,860,675	4.7%

Technology

Application Software
Adobe Systems¹	11,000	144,216	2,742,080	6.9%

Communications Equipment
Apple	14,320	16,880	2,675,978	6.7%
Juniper Networks	13,000	363,722	346,320	0.9%
		380,602	3,022,298	7.6%

Infrastructure Software
Microsoft	18,920	872,435	1,870,053	4.7%
Oracle	15,050	735,660	703,136	1.8%
		1,608,095	2,573,189	6.5%

Infrastructure Software
Qualcomm	12,000	811,860	697,440	1.8%

		2,944,773	9,035,007	22.8%

Total investments		$22,231,788	38,605,328	97.3%
Other assets (net of liabilities)			1,079,249	2.7%
Total net assets			$39,684,577	100.0%
¹ Non-income producing security

The accompanying notes are an integral part of these financial statements.

38	May 31, 2018	Semi-Annual Report

Sextant Growth Fund

Statement of Assets and Liabilities
As of May 31, 2018

Assets
Investments in securities, at value (Cost $22,231,788)	$38,605,328
Cash	1,058,355
Dividends receivable	45,991
Receivable for Fund shares sold	8,762
Prepaid expenses	6,890
Insurance reserve premium	1,215
Total assets	39,726,541
Liabilities
Accrued advisory fees	16,721
Accrued retirement plan custodial fees	7,583
Accrued audit expenses	5,758
Accrued trustee expenses	5,751
Accrued printing expenses	2,748
Accrued other expenses	1,626
Accrued Chief Compliance Officer expenses	924
Accrued distribution fee	658
Payable for Fund shares redeemed	195
Total liabilities	41,964
Net assets	$39,684,577

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$22,666,211
Undistributed net investment income	121,206
Accumulated net realized gain	523,620
Unrealized net appreciation on investments	16,373,540
Net assets applicable to Fund shares outstanding	$39,684,577

Net asset value per Investor Share	SSGFX
Net assets, at value	$6,005,090
Shares outstanding	215,702
Net asset value, offering and redemption price per share	$27.84

Net asset value per Z Share	SGZFX
Net assets, at value	$33,679,487
Shares outstanding	1,213,121
Net asset value, offering and redemption price per share	$27.76

Statement of Operations
Period ended May 31, 2018

Investment income
Dividend income	$242,035
Miscellaneous income	27
Total investment income	242,062
Expenses
Investment adviser fees	58,867
Filing and registration fees	20,630
Audit fees	13,121
Retirement plan custodial fees
Investor Shares	123
Z Shares	7,373
Distribution fees – Investor Shares	7,347
Chief Compliance Officer expenses	5,036
Printing and postage	4,785
Trustee fees	4,409
Other expenses	2,663
Legal fees	2,615
Custodian fees	951
Total gross expenses	127,920
Less custodian fee credits	(951)
Net expenses	126,969
Net investment income	$115,093

Net realized gain from investments	$523,269
Net increase in unrealized appreciation on investments	1,890,250
Net gain on investments	$2,413,519

Net increase in net assets resulting from operations	$2,528,612

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	39

Sextant Growth Fund

Statements of Changes in Net Assets	Period ended May 31, 2018	Year ended Nov. 30, 2017A
Increase in net assets from operations
From operations
Net investment income	$115,093	$226,718
Net realized gain on investment	523,269	1,847,871
Net increase in unrealized appreciation	1,890,250	5,405,733
Net increase in net assets	2,528,612	7,480,322
Distributions to shareowners from
Net investment income
Investor Shares	(14,955)	(135,654)
Z Shares	(197,504)	(18,029)
Capital gains
Investor Shares	(280,005)	-
Z Shares	(1,575,662)	-
Total distributions	(2,068,126)	(153,683)
Capital share transactions
Proceeds from sales of shares
Investor Shares	41,496	1,158,995
Z Shares	1,627,269	30,622,742
Value of shares issued in reinvestment of dividends
Investor Shares	294,403	125,818
Z Shares	1,721,116	17,509
Cost of shares redeemed
Investor Shares	(378,948)	(34,667,921)
Z Shares	(2,060,956)	(1,165,207)
Total capital share transactions	1,244,380	(3,908,064)
Total increase in net assets	1,704,866	3,418,575

Net assets
Beginning of period	37,979,711	34,561,136
End of period	39,684,577	37,979,711

Undistributed net investment income	$121,206	$218,572

Shares of the Fund sold and redeemed
Investor Shares (SSGFX)
Number of shares sold	1,512	48,292
Number of shares issued in reinvestment of dividends and distributions	11,215	5,565
Number of shares redeemed	(13,796)	(1,371,583)
Net decrease in number of shares outstanding	(1,069)	(1,317,726)

Z Shares (SGZFX)
Number of shares sold	59,527	1,207,887
Number of shares issued in reinvestment of dividends and distributions	65,816	637
Number of shares redeemed	(76,372)	(44,374)
Net increase in number of shares outstanding	48,971	1,164,150

A Z Shares commenced operations June 2, 2017

The accompanying notes are an integral part of these financial statements.

40	May 31, 2018	Semi-Annual Report

Sextant Growth Fund: Financial Highlights

Investor Shares (SSGFX)	Period ended	For year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2018	2017	2016	2015	2014	2013
Net asset value at beginning of period	$27.51	$22.52	$24.03	$26.36	$23.92	$20.35
Income from investment operations
Net investment income	0.06A	0.15A	0.11	0.03	0.02	0.12
Net gains (losses) on securities (both realized and unrealized)	1.68	4.93	(0.88)	(0.25)	3.88	5.86
Total from investment operations	1.74	5.08	(0.77)	(0.22)	3.90	5.98
Less distributions
Dividends (from net investment income)	(0.07)	(0.09)	(0.02)	(0.04)	(0.01)	(0.13)
Distributions (from capital gains)	(1.34)	-	(0.72)	(2.07)	(1.45)	(2.28)
Total distributions	(1.41)	(0.09)	(0.74)	(2.11)	(1.46)	(2.41)

Net asset value at end of period	$27.84	$27.51	$22.52	$24.03	$26.36	$23.92

Total returnB	6.65%	22.64%	(3.22)%	(0.87)%	16.29%	29.39%

Ratios / supplemental data
Net assets ($000), end of period	$6,005	$5,962	$34,561	$55,867	$45,863	$36,574
Ratio of expenses to average net assets
Before custodian fee creditsC	0.85%	0.76%	0.76%	0.90%	1.05%	0.94%
After custodian fee creditsC	0.84%	0.76%	0.76%	0.90%	1.05%	0.94%
Ratio of net investment income after custodian fee credits to average net assetsC	0.42%	0.60%	0.39%	0.13%	0.07%	0.59%
Portfolio turnover rate	13%	18%	25%	68%	23%	29%

Investor Shares (SGZFX)	For Period ended	Period Ended
Selected data per share of outstanding capital stock throughout each period:	May 31, 2018	November 30, 2018D
Net asset value at beginning of period	$27.50	$25.54
Income from investment operations
Net investment incomeA	0.09	0.16
Net gains on securities (both realized & unrealized)	1.68	1.82
Total from investment operations	1.77	1.98
Less distributions
Dividends (from net investment income)	(0.17)	(0.02)
Distributions (from capital gains)	(1.34)	-
Total distributions	(1.51)	(0.02)

Net asset value at end of period	$27.76	$27.50

Total returnB	6.78%	7.73%

Ratios / supplemental data
Net assets ($000), end of period	$33,679	$32,017
Ratio of expenses to average net assets
Before custodian fee creditsC	0.63%	0.51%
After custodian fee creditsC	0.63%	0.51%
Ratio of net investment income after custodian fee credits to average net assetsC	0.64%	0.89%
Portfolio turnover rateB	13%	18%

A Calculated using average shares outstanding
B Not annualized for periods less than one year.
C Annualized for periods less than one year.
D Operations commenced on 06/02/2017

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	41

Sextant International Fund

Performance Summary

Average Annual Total Returns as of May 31, 2018
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant International Fund Investor Shares (SSIFX)	11.95%	5.54%	2.57%	1.04%
Sextant International Fund Z Shares (SIFZX)²	n/a	n/a	n/a	0.79%
MSCI EAFE Index	8.50%	6.42%	2.57%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2007, to an identical amount invested in the MSCI EAFE Index, an international index focused on Europe, Australasia, and the Far East. The graph shows that an investment in Investor Shares of the Fund would have risen to $12,894 versus $12,894 in the Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017, before fee waivers. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² Sextant International Fund Z Shares (SIFZX) began operations June 2, 2017, and consequently have no standardized returns to report.

Fund Objective

The objective of the International Fund is long-term capital growth.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Wolters Kluwer	8.9%	Application Software	14.2%	█
Dassault Systemes ADR	7.5%	Information Services	8.9%	█
NICE Systems ADR	6.7%	Large Pharma	7.6%	█
BASF ADR	6.3%	Banks	7.2%	█
ASML Holding NY	6.2%	Telecom Carriers	6.8%	█
Copa Holdings, Class A	5.3%	Basic & Diversified Chemicals	6.3%	█
Toronto-Dominion Bank	4.6%	Semiconductor Manufacturing	6.2%	█
MercadoLibre	4.6%	Airlines	5.3%	█
Unilever ADR	4.4%	E-Commerce Discretionary	4.6%	█
Total ADR	4.4%	Household Products	4.4%	█
		Integrated Oils	4.4%	█
		Lodging	4.2%	█
		Beverages	3.9%	█
		Automobiles	2.0%	█
		Other industries < 2%	8.7%	█
		Other Assets (net of liabilities)	5.3%	█

42	May 31, 2018	Semi-Annual Report

Sextant International Fund

Schedule of Investments				As of May 31, 2018
Common Stocks – 94.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
BCE	50,000	$1,164,294	$2,083,500	Canada	3.3%
SK Telecom ADR	22,000	344,129	502,040	South Korea	0.8%
Telus	50,000	710,476	1,758,500	Canada	2.7%

		2,218,899	4,344,040		6.8%

Consumer Discretionary

Airlines
Copa Holdings, Class A	30,000	1,766,222	3,324,000	Panama	5.3%

Automobiles
Toyota Motor ADR	10,000	748,148	1,279,700	Japan	2.0%

E-Commerce Discretionary
MercadoLibre	10,000	829,340	2,908,300	Argentina	4.6%

Lodging
Belmond, Class A²	222,800	2,025,866	2,662,460	Bermuda	4.2%

Specialty Apparel Stores
Industria de Diseno Textil	30,000	1,139,258	946,848	Spain	1.5%

		6,508,834	11,121,308		17.6%

Consumer Staples

Beverages
Fomento Economico Mex ADR	30,000	1,614,722	2,499,600	Mexico	3.9%

Household Products
Unilever ADR	50,000	1,315,509	2,764,000	United Kingdom	4.4%

		2,930,231	5,263,600		8.3%

Energy

Integrated Oils
Total ADR	45,435	2,559,596	2,755,633	France	4.4%

		2,559,596	2,755,633		4.4%

Financials

Banks
Australia & New Zealand Banking ADR	80,000	1,581,456	1,650,000	Australia	2.6%
Toronto-Dominion Bank	50,000	1,250,872	2,919,500	Canada	4.6%
		2,832,328	4,569,500		7.2%

Diversified Banks
Mitsubishi UFJ Financial ADR	200,000	960,000	1,202,000	Japan	1.9%

		3,792,328	5,771,500		9.1%

Continue to next page.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	43

Sextant International Fund

Schedule of Investments				As of May 31, 2018
Common Stocks – 94.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Health Care

Health Care Supply Chain
Sinopharm Group	250,000	$798,792	$1,108,354	China	1.8%

Large Pharma
Novartis ADR	33,000	1,692,394	2,459,160	Switzerland	3.9%
Novo Nordisk ADR	50,000	612,798	2,377,000	Denmark	3.7%
		2,305,192	4,836,160		7.6%

Medical Equipment
Koninklijke Philips ADR	21,905	814,100	901,171	Netherlands	1.4%

		3,918,084	6,845,685		10.8%

Materials

Agricultural Chemicals
Nutrien	15,600	914,639	790,140	Canada	1.2%

Basic & Diversified Chemicals
BASF ADR	160,000	2,888,666	3,972,800	Germany	6.3%

Steel Raw Material Suppliers
Rio Tinto PLC ADR	10,000	532,838	567,000	Canada	0.9%

		4,336,143	5,329,940		8.4%

Technology

Application Software
Dassault Systemes ADR	34,153	1,224,632	4,789,958	France	7.5%
NICE Systems ADR	40,000	1,468,919	4,230,000	Israel	6.7%
		2,693,551	9,019,958		14.2%

Information Services
Wolters Kluwer	100,000	1,869,506	5,609,193	Netherlands	8.9%

Semiconductor Manufacturing
ASML Holding NY	20,000	697,516	3,933,000	Netherlands	6.2%

		5,260,573	18,562,151		29.3%

Total investments		$31,524,688	59,993,857		94.7%
Other assets (net of liabilities)			3,332,386		5.3%
Total net assets			$63,326,243		100.0%
¹Country of domicile ² Non-income producing security ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

44	May 31, 2018	Semi-Annual Report

Sextant International Fund

Schedule of Investments	As of May 31, 2018

Countries

Other assets (net of liabilities) 5.3% Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	45

Sextant International Fund

Statement of Assets and Liabilities
As of May 31, 2018

Assets
Investments in securities, at value (Cost $31,524,688)	$59,993,857
Cash	3,001,618
Dividends receivable	433,725
Prepaid expenses	3,303
Receivable for Fund shares sold	2,874
Total assets	63,435,377
Liabilities
Payable for Fund shares redeemed	42,345
Accrued advisory fees	27,161
Accrued trustee expenses	11,153
Accrued audit expenses	8,667
Accrued retirement plan custodial fees	5,734
Accrued distribution fee	4,722
Accrued printing expenses	4,643
Accrued other expenses	4,330
Accrued Chief Compliance Officer expenses	379
Total liabilities	109,134
Net assets	$63,326,243

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$31,142,900
Undistributed net investment income	492,741
Accumulated net realized gain	3,220,615
Unrealized net appreciation on investments	28,469,987
Net assets applicable to Fund shares outstanding	$63,326,243

Net asset value per Investor Share	SSIFX
Net assets, at value	$42,573,113
Shares outstanding	2,536,054
Net asset value, offering and redemption price per share	$16.79

Net asset value per Z Share	SIFZX
Net assets, at value	$20,753,130
Shares outstanding	1,234,487
Net asset value, offering and redemption price per share	$16.81

Statement of Operations
Period ended May 31, 2018

Investment income
Dividend income (net of foreign tax $154,654)	$794,833
Total investment income	794,833
Expenses
Investment adviser fees	169,248
Distribution fees – Investor Shares	55,641
Audit fees	22,860
Filing and registration fees	20,576
Trustee fees	8,034
Printing and postage	8,000
Chief Compliance Officer expenses	7,430
Retirement plan custodial fees
Investor Shares	-
Z Shares	6,418
Legal fees	5,503
Other expenses	3,863
Custodian fees	2,503
Total gross expenses	310,076
Less custodian fee credits	(2,503)
Net expenses	307,573
Net investment income	$487,260

Net realized gain from investments and foreign currency	$3,220,701
Net decrease in unrealized appreciation on investments	(2,761,479)
Net gain on investments	$459,222

Net increase in net assets resulting from operations	$946,482

The accompanying notes are an integral part of these financial statements.

46	May 31, 2018	Semi-Annual Report

Sextant International Fund

Statements of Changes in Net Assets	Period ended May 31, 2018	Year ended Nov. 30, 2017A
Increase (decrease) in net assets from operations
From operations
Net investment income	$487,260	$643,663
Net realized gain on investment	3,220,701	4,772,164
Net increase (decrease) in unrealized appreciation	(2,761,479)	10,291,906
Net increase in net assets	946,482	15,707,733
Distributions to shareowners from
Net investment income
Investor Shares	(427,979)	(760,785)
Z Shares	(215,320)	(107,565)
Return of capital
Investor Shares	(3,167,605)	-
Z Shares	(1,463,586)	-
Total distributions	(5,274,490)	(868,350)
Capital share transactions
Proceeds from sales of shares
Investor Shares	1,172,590	4,101,960
Z Shares	806,809	19,963,903
Value of shares issued in reinvestment of dividends
Investor Shares	3,545,645	747,511
Z Shares	1,619,175	103,751
Cost of shares redeemed
Investor Shares	(5,511,056)	(33,922,144)
Z Shares	(1,331,242)	(894,136)
Total capital share transactions	301,921	(9,899,155)
Total increase (decrease) in net assets	(4,026,087)	4,940,228

Net assets
Beginning of period	67,352,330	62,412,102
End of period	63,326,243	67,352,330

Undistributed net investment income	$492,741	$648,780

Shares of the Fund sold and redeemed
Investor Shares (SSIFX)
Number of shares sold	68,457	258,695
Number of shares issued in reinvestment of dividends and distributions	211,176	49,204
Number of shares redeemed	(319,218)	(2,076,632)
Net decrease in number of shares outstanding	(39,585)	(1,768,733)

Z Shares (SIFZX)
Number of shares sold	46,959	1,213,641
Number of shares issued in reinvestment of dividends and distributions	96,380	5,764
Number of shares redeemed	(77,079)	(51,178)
Net increase in number of shares outstanding	66,260	1,168,227

A Z Shares commenced operations June 2, 2017

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	May 31, 2018	47

Sextant International Fund: Financial Highlights

Investor Shares (SSIFX)	For period ended	For year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2018	2017	2016	2015	2014	2013
Net asset value at beginning of period	$17.98	$14.37	$14.35	$15.47	$15.80	$14.85
Income from investment operations
Net investment income	0.12A	0.16A	0.22	0.25	0.65	0.32
Net gains (losses) on securities (both realized and unrealized)	0.13	3.65	(0.15)	(1.11)	(0.35)	0.97
Total from investment operations	0.25	3.81	0.07	(0.86)	0.30	1.29
Less distributions
Dividends (from net investment income)	(0.17)	(0.20)	(0.05)	(0.25)	(0.63)	(0.34)
Distributions (from return of capital)	(1.27)	-	-	(0.01)	-	-
Total distributions	(1.44)	(0.20)	(0.05)	(0.26)	(0.63)	(0.34)
Paid-in capital from early redemption fees	n/a	n/a	n/a	n/a	n/a	0.00B

Net asset value at end of period	$16.79	$17.98	$14.37	$14.35	$15.47	$15.80

Total returnC	1.39%	26.76%	0.49%	(5.58)%	1.88%	8.67%

Ratios / supplemental data
Net assets ($000), end of period	$42,573	$46,321	$62,412	$78,296	$103,450	$148,016
Ratio of expenses to average net assets
Before custodian fee creditsD	1.01%	1.04%	1.00%	1.05%	0.80%	0.66%
After custodian fee creditsD	1.00%	1.04%	1.00%	1.04%	0.79%	0.66%
Ratio of net investment income after custodian fee credits to average net assetsD	1.41%	1.00%	1.36%	1.49%	3.58%	1.69%
Portfolio turnover rateC	1%	2%	0%	0%	3%	7%

Investor Shares (SIFZX)	For Period ended	Period Ended
Selected data per share of outstanding capital stock throughout each period:	May 31, 2018	November 30, 2018E
Net asset value at beginning of period	$18.00	$16.55
Income from investment operations
Net investment incomeA	0.14	0.13
Net gains on securities (both realized & unrealized)	0.13	1.41
Total from investment operations	0.27	1.54
Less distributions
Dividends (from net investment income)	(0.19)	(0.09)
Distributions (from capital gains)	(1.27)	-
Total distributions	(1.46)	(0.09)

Net asset value at end of period	$16.81	$18.00

Total returnC	1.47%	9.32%

Ratios / supplemental data
Net assets ($000), end of period	$20,753	$21,031
Ratio of expenses to average net assets
Before custodian fee creditsD	0.82%	0.64%
After custodian fee creditsD	0.81%	0.63%
Ratio of net investment income after custodian fee credits to average net assetsD	0.98%	0.78%
Portfolio turnover rateC	1%	2%

A Calculated using average shares outstanding
B Amount is less than $0.01
C Not annualized for periods less than one year.
D Annualized for periods less than one year.
E Operations commenced on 06/02/2017

The accompanying notes are an integral part of these financial statements.

48	May 31, 2018	Semi-Annual Report

Notes To Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (each, a "Fund", and collectively, the "Funds"), Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund. Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Sextant Growth Investor Shares (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant Growth Fund Z Shares began operations June 2, 2017. Sextant International Investor Shares began operations September 28, 1995 and Sextant International Fund Z Shares began operations on June 2, 2017. Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 1, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services   Investment Companies".

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

  Distribution fees;
  Retirement plan custodial fees; and
  Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:

Growth, International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: The value of each Fund's shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers and smaller companies, tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Growth and Core Funds: Smaller companies involve higher investment risks in that they often have limited product lines, markets, and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met.

International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Core Fund: The Core Fund has the risks of growth stocks, foreign securities, credit, and interest rates – but these risks are mitigated by spreading its investments in both stocks and bonds, and by favoring income-producing securities and those of larger, more seasoned companies.

Short-Term Bond, Bond Income, Global High Income, and Core Funds: Bonds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. Interest rate fluctuations affect bond prices and a Fund's net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, a Fund's yield also varies. Bonds with embedded callable options also contain an element of prepayment risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.

Global High Income Fund: Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest, principal, and dividend payments as expected. The prices of high-yield securities generally fluctuate more than those of higher quality. High-yield securities are generally more illiquid (harder to sell) and harder to value.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

May 31, 2018	Semi-Annual Report	49

Notes To Financial Statements (continued)

NOTE 2 – Unaudited Information

The information in this interim report has not been subjected to independent audit.

NOTE 3 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

50	May 31, 2018	Semi-Annual Report

Notes To Financial Statements (continued)

The following is a summary of the inputs used as of May 31, 2018, in valuing the Funds' investments carried at value:

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Short-Term Bond
Corporate Bonds¹	$-	$7,526,001	$-	$7,526,001
Government Bonds¹	$-	$2,219,395	$-	$2,219,395
Total Assets	$-	$9,745,396	$-	$9,745,396

Bond Income
Corporate Bonds¹	$-	$5,570,571	$-	$5,570,571
Government Bonds¹	$-	$1,611,780	$-	$1,611,780
Municipal Bonds¹	$-	$1,867,574	$-	$1,867,574
Total Assets	$-	$9,049,925	$-	$9,049,925

Core
Common Stocks¹	$7,377,655	$-	$-	$7,377,655
Corporate Bonds¹	$-	$2,308,679	$-	$2,308,679
Government Bonds¹	$-	$1,121,691	$-	$1,121,691
Municipal Bonds¹	$-	$543,654	$-	$543,654
Total Assets	$7,377,655	$3,974,024	$-	$11,351,679

Global High Income
Common Stocks
Communications	$314,684	$-	$-	$314,684
Consumer Discretionary	243,480	-	-	243,480
Energy	958,217	315,000	-	1,273,217
Financials	254,100	116,924	-	371,024
Health Care	267,200	-	-	267,200
Industrials	-	237,671	-	237,671
Materials	726,000	-	-	726,000
Technology	609,820	-	-	609,820
Total Common Stocks	$3,373,501	$669,595	$-	$4,043,096
Corporate Bonds¹	$-	$2,666,055	$-	$2,666,055
Government Bonds¹	$-	$1,386,604	$-	$1,386,604
Municipal Bonds¹	$-	$277,568	$-	$277,568
Warrants¹	-	-	-	-
Total Assets	$3,373,501	$4,999,822	$-	$8,373,323

Growth
Common Stocks¹	$38,605,328	$-	$-	$38,605,328
Total Assets	$38,605,328	$-	$-	$38,605,328

International
Common Stocks
Communications	$4,344,040	$-	$-	$4,344,040
Consumer Discretionary	10,174,460	946,848	-	11,121,308
Consumer Staples	5,263,600	-	-	5,263,600
Energy	2,755,633	-	-	2,755,633
Financials	5,771,500	-	-	5,771,500
Health Care	5,737,331	1,108,354	-	6,845,685
Materials	5,329,940	-	-	5,329,940
Technology	12,952,958	5,609,193	-	18,562,151
Total Assets	$52,329,462	$7,664,395	$-	$59,993,857

During the period ended May 31, 2018, no Fund had transfers between Level 1, Level 2, or Level 3.

¹ See Schedule of Investments for industry breakout.

May 31, 2018	Semi-Annual Report	51

Notes To Financial Statements (continued)

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015   2017) or expected to be taken in the Funds' 2018 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2017, the reclassification of capital accounts were as follows:

	Short-Term Bond	Bond Income
Undistributed net investment income	$-	$-
Accumulated gains (losses)	-	20,467
Paid-in capital	-	(20,467)

	Core	Global High Income
Undistributed net investment income	$(943)	$(42,647)
Accumulated gains (losses)	943	42,647
Paid-in capital	-	-

	Growth	International
Undistributed net investment income	$(8,147)	$5,119
Accumulated gains (losses)	8,147	(5,119)
Paid-in capital	-	-

These reclassifications were due to the treatment of foreign currencies, expiring capital loss carryforwards, and investments in real estate investment trusts (REITs) and partnerships.

Distributions to shareowners:
For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareowners from net investment income are payable at the end of each November. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:
Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

52	May 31, 2018	Semi-Annual Report

Notes To Financial Statements (continued)

NOTE 4 – Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser a base Investment Advisory and Administrative Services Fee of 0.50% of average net assets per annum, payable monthly for each of the Funds. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

  For each month in which the Fund's total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of 0.10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of 0.20%.

The adviser has voluntarily undertaken to limit expenses of Sextant Short-Term Bond Fund to 0.60%, Sextant Bond Income Fund to 0.65%, and Sextant Global High Income Fund to 0.75% through March 31, 2019.

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Short-Term Bond	$22,004	$(14,519)	$-
Bond Income	16,486	(8,706)	-
Core	33,197	-	-
Global High Income	25,739	(11,237)	-
Growth	52,813	-	-
International	169,248	-	-

In accordance with the expense limitation noted above, for the fiscal period ended May 31, 2018, Saturna Capital waived a portion of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of 0.25% of the average net assets of the Funds. On June 2, 2017, 12b-1 fees were terminated for all Funds except Sextant Growth Investor Shares and Sextant International Investor Shares.

During the fiscal period ended May 31, 2018, the Trust paid SBS the following amounts:

Distribution (12b-1) Fees
Short-Term Bond	n/a
Bond Income	n/a
Core	n/a
Global High Income	n/a
Growth Investor Shares (SSGFX)	7,347
Growth Z Shares (SGZFX)	n/a
International Investor Shares (SSIFX)	55,641
International Z Shares (SIFZX)	n/a

Exhibit 1
For the period ended May 31, 2018, Saturna Capital spent an additional $92,022 of its own resources, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered "revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the period ended May 31, 2018, the Funds incurred the following amounts:

Retirement plan custodial fees
Short-Term Bond	$1,696
Bond Income	1,341
Core	1,450
Global High Income	863
Growth Investor Shares (SSGFX)	123
Growth Z Shares (SGZFX)	7,373
International Investor Shares (SSIFX)	-
International Z Shares (SIFZX)	6,418

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the period ended May 31, 2018, the Trust incurred compensation expenses of $17,000 which is included in $22,074 of total expenses for the independent Trustees. The Sextant Funds paid $17,466 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the period ended May 31, 2018, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Short-Term Bond	$1,342
Bond Income	1,182
Core	1,476
Global High Income	1,145
Growth	5,722
International	9,084

On May 31, 2018, the trustees, officers, and their affiliates as a group owned 35.65%, 28.35%, 41.47%, 56.30%, 0.00%, 18.58%, 0.00%, and 25.17% of the outstanding shares of Short-Term Bond Fund, Bond Income Fund, Core Fund, Global High Income Fund, Growth Fund Investor Shares, Growth Fund Z Shares, International Fund Investor Shares, and International Fund Z Shares, respectively.

May 31, 2018	Semi-Annual Report	53

Notes To Financial Statements (continued)

NOTE 4 – Distributions to Shareowners

The tax characteristics of distributions paid during the period ended May 31, 2018 and the fiscal year ended November 30, 2017, were as follows:

	Period ended May 31, 2018	Year ended Nov. 30, 2017
Short-Term Bond Fund
Ordinary income	$68,703	$133,903
Long-Term capital gain¹	4,623	-
Bond Income Fund
Ordinary income	149,412	284,105
Core Fund
Ordinary income	166,943	132,290
Global High Income Fund
Ordinary income	253,596	333,427
Growth Fund
Ordinary income	290,654	153,683
Long-term capital gain¹	1,777,472	-
International Fund
Ordinary income	643,299	868,350
Long-Term capital gain¹	4,631,191	-

¹ Long-Term Capital Gain dividend designated at 20% rate pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2018 was as follows:

	Short-Term Bond	Bond Income
Cost of investments	$9,922,274	$9,005,994
Gross tax unrealized appreciation	3,205	193,977
Gross tax unrealized depreciation	(180,083)	(150,046)
Net tax unrealized appreciation (depreciation)	(176,878)	43,931

	Core	Global High Income
Cost of investments	$9,559,637	$7,730,158
Gross tax unrealized appreciation	2,025,171	1,078,988
Gross tax unrealized depreciation	(233,129)	(435,823)
Net tax unrealized appreciation	1,792,042	643,165

	Growth	International
Cost of investments	$22,231,788	$31,524,688
Gross tax unrealized appreciation	16,978,911	29,072,215
Gross tax unrealized depreciation	(605,371)	(603,046)
Net tax unrealized appreciation	16,373,540	28,469,169

As of November 30, 2017, components of distributable earnings on a tax basis were as follows:

Short-Term Bond
Undistributed ordinary income	$1,165
Accumulated capital gains	4,623
Tax accumulated earnings	5,788
Unrealized depreciation	(88,804)
Total accumulated earnings	(83,016)

Bond Income
Undistributed ordinary income	$24
Tax accumulated earnings	24
Accumulated capital losses	(46,167)
Unrealized appreciation	298,285
Total accumulated earnings	252,142

Core
Undistributed ordinary income	$166,943
Tax accumulated earnings	166,943
Accumulated capital losses	(168,492)
Unrealized appreciation	2,103,704
Other unrealized losses	54
Total accumulated earnings	2,102,209

Global High Income
Undistributed ordinary income	$253,596
Tax accumulated earnings	253,596
Accumulated capital losses	(189,339)
Unrealized appreciation	665,101
Other unrealized gains	218
Total accumulated earnings	729,576

Growth
Undistributed ordinary income	$296,741
Accumulated capital gains	1,777,849
Tax accumulated earnings	2,074,590
Unrealized appreciation	14,483,290
Total accumulated earnings	16,557,880

International
Undistributed ordinary income	$648,780
Accumulated capital gains	4,631,104
Tax accumulated earnings	5,279,884
Unrealized appreciation	31,230,506
Other unrealized gains	961
Total accumulated earnings	36,511,351

54	May 31, 2018	Semi-Annual Report

Notes To Financial Statements (continued)

As of November 30, 2017, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration
Bond Income
Long-term loss carryforward	$46,167	Unlimited
	46,167

Core
Short-term loss carryforward	$88,781	Unlimited
Long-term loss carryforward	$79,711	Unlimited
	168,492

Global High Income
Long-term loss carryforward	$189,339	Unlimited
	189,339

NOTE 7 – Investments

Investment transactions other than short-term investments for the period ended May 31, 2018, were as follows:

	Purchases	Sales
Short-Term Bond	$1,878,185	$1,951,417
Bond Income	546,072	-
Core	967,457	1,619,213
Global High Income	228,438	323,390
Growth	4,958,965	5,723,853
International	532,838	5,031,792

NOTE 8 – Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the period ended May 31, 2018, were as follows:

Custodian Fee Credits
Short-Term Bond	$241
Bond Income	220
Core	295
Global High Income	347
Growth	951
International	2,503

NOTE 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

May 31, 2018	Semi-Annual Report	55

Expenses

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (such as this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017, to May 31, 2018).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (December 1, 2017)	Ending Account Value (May 31, 2018)	Expenses Paid During Period¹	Annualized Expense Ratio
Short-Term Bond Fund, Actual	$1,000	$997.10	$3.00	0.60%
Hypothetical (5% return before expenses)	1,000	1,021.93	3.04	0.60%
Bond Income Fund, Actual	1,000	990.30	3.24	0.65%
Hypothetical (5% return before expenses)	1,000	1,021.68	3.29	0.65%
Core Fund, Actual	1,000	991.50	4.68	0.94%
Hypothetical (5% return before expenses)	1,000	1,020.23	4.75	0.94%
Global High Income Fund, Actual	1,000	1,016.60	3.78	0.75%
Hypothetical (5% return before expenses)	1,000	1,021.18	3.79	0.75%
Growth Fund Investor Shares, Actual	1,000	1,066.50	4.15	0.80%
Hypothetical (5% return before expenses)	1,000	1,020.92	4.05	0.80%
Growth Fund Z Shares, Actual	1,000	1,067.80	3.07	0.60%
Hypothetical (5% return before expenses)	1,000	1,021.96	3.00	0.60%
International Fund Investor Shares, Actual	1,000	1,013.90	4.94	0.98%
Hypothetical (5% return before expenses)	1,000	1,020.03	4.95	0.98%
International Fund Z Shares, Actual	1,000	1,014.70	3.99	0.79%
Hypothetical (5% return before expenses)	1,000	1,020.97	4.00	0.79%

¹ Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of December 1, 2017, through May 31, 2018), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

56	May 31, 2018	Semi-Annual Report

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May 31, 2018	Semi-Annual Report	57

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58	May 31, 2018	Semi-Annual Report

Availability of Portfolio Information

(1) The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.sextantfunds.com.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.sextantfunds.com.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

May 31, 2018	Semi-Annual Report	59

(logo omitted) Saturna Capital 1300 North State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

♻ This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

CELEBRATING
3
YEARS
SINCE INCEPTION
Sustainable Equity SEEFX
Sustainable Bond SEBFX

SATURNA
SUSTAINABLE FUNDS

Semi-Annual Report

May 31, 2018

Saturna Sustainable Funds

Semi-Annual Report     May 31, 2018

Sustainable Equity	SEEFX	SustainableBond	SEBFX

Performance Summary (as of June 30, 2018)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹
					Gross	Net
Sustainable Equity Fund (SEEFX)	11.70%	6.89%	n/a	n/a	1.37%	0.75%
S&P Global 1200 Index	11.57%	9.29%	10.51%	6.85%	n/a	n/a

Sustainable Bond Fund (SEBFX)	-0.52%	1.94%	n/a	n/a	0.84%	0.65%
FTSE WorldBIG Index	1.42%	2.62%	1.52%	2.56%	n/a	n/a

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.asustainable.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

A note about risk: Please see Notes to Financial Statements beginning on page 21 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

A Fund's 30-Day Yield, sometimes referred to as "standardized yield" or "SEC yield," is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund's investment income rate, but may not equal the actual income distribution rate.

¹ By regulation, expense ratios shown in these tables are as stated in the Funds' most recent Prospectus, dated March 28, 2018, and incorporate results for the fiscal year ended November 30, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period. Saturna Capital, the Fund's adviser, has voluntarily capped actual expenses of the Sustainable Equity Fund at 0.75% and actual expenses of the Sustainable Bond Fund at 0.65% through March 31, 2019.

The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world's equity markets. The FTSE WorldBIG Index is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. Investors cannot invest directly in the indices.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with sustainable principles. This limits opportunities and may affect performance.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Saturna Sustainable Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.saturnaasustainable.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	May 31, 2018	Semi-Annual Report

Fellow Shareowners:

Saturna Sustainable Funds began operations on March 27, 2015, and this March marked their three-year anniversary.

At May 31, 2018, assets of the two Funds reached $32.53 million up from $16.70 million the previous year. The following pages provide details of the assets and operations of the two Funds.

Markets rose with abandon during the last half of 2017, but the euphoria melted away as caution brought volatility and doubt. Emerging markets, led by China, suffered as the dollar surged and trade wars loomed. Oil and coal stocks, which we avoid, were the big winners following political failures in countries such as Venezuela, Brazil, and Iran. Central banks are cutting a decade of stimulus and low rates. In the US, lower taxes are stimulating vast investments, especially in technology, while the global supply chain is being rattled by trade revamps. The future, as always, is murky.

Saturna Sustainable Funds seek sustainable investments with low risks in areas of the environment, social responsibility, and governance (ESG).

The 1960s and the 1990s were decades of nearly uninterrupted economic growth and the 2010s are now looking to stake their longevity claim. The last time the economy contracted for two consecutive quarters (the standard definition of a recession) was in the first two quarters of 2009, and current conditions appear buoyant. Despite an unemployment rate that dipped below 4% for the first time since 2000, inflation remains subdued, while corporate profitability and consumer confidence are robust. Conditions over the past several years have contributed to a go-go mentality.

At this point, the greatest risk to continued economic buoyancy appears to be trade friction, a development that could spin out of control or be contained rather easily with greater flexibility. Economic policies can and do change frequently.

Central bankers are reversing policy and understandably slowing the flow from their stimulus. An extraordinary era of low interest rates fueled upward moves in economies and markets. Central banks are now shifting toward raising rates and/or removing stimulus. We must be vigilant in the coming months for signs of a recession – we believe a riskier period looms ahead.

May 31, 2018	Semi-Annual Report	3

Morningstar Awards Saturna Sustainable Funds Top Sustainability Ratings

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

We are pleased to note that as of May 31, 2018, Saturna Sustainable Equity Fund ranked in the first percentile of 726 funds in the World Large Stock category, earning the top "Five Globe" Sustainability Rating. The Saturna Sustainable Bond Fund ranked in the top 20th percentile of 265 funds in the World Bond category earning an above average "Four Globe" rating.

Going forward, Saturna's values-based approach to investing seeks to provide firsthand insight into the risk mitigation dimensions of sustainable investing. We stand ready to serve you in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital.

Respectfully,

(photo omitted)

Jane Carten,
President

(photo omitted)

Gary Goldfogel,
Independent Board Chairman

Saturna Sustainable Funds Portfolio Management
(photo omitted)	Jane Carten MBA Saturna Sustainable Equity Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Saturna Sustainable Bond Fund Portfolio Manager
(photo omitted)	Nicholas Kaiser MBA, CFA® Saturna Sustainable Equity Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Saturna Sustainable Bond Fund Deputy Portfolio Manager

4	May 31, 2018	Semi-Annual Report

Morningstar Sustainability Ratings™

As of May 31, 2018

At Saturna Capital, we have long described ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar recently partnered with leading ESG research firm Sustainalytics to develop the Morningstar Sustainability Rating™ – here are the Saturna Sustainable Funds' fiscal period-end results:

Saturna Sustainable Equity Fund		Saturna Sustainable Bond Fund
SEEFX	Ø Ø Ø Ø Ø	SEBFX	Ø Ø Ø Ø Ø
Ranked in 1st percentile among 726 World Stock Funds		Ranked in 20th percentile among 265 World Bond Funds

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating ("Star Rating").

© 2018 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Rating is as of May 31, 2018. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe.

A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date.

Saturna Sustainable Equity Fund was rated on 92% and Saturna Sustainable Bond Fund was rated on 60% of Assets Under Management.

The Funds' portfolios are actively managed and are subject to change, which may result in different Morningstar Sustainability Scores and Ratings.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund began operations March 27, 2015.

May 31, 2018	Semi-Annual Report	5

Saturna Sustainable Equity Fund: Performance Summary

Average Annual Returns as of May 31, 2018

	1 Year	5 Year	10 Year	Expense Ratio¹
Sustainable Equity Fund (SEEFX)²	12.20%	n/a	n/a	1.37%
S&P Global 1200 Index	12.37%	9.95%	5.96%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the Standard & Poor's Global 1200 Index, a global stock market index covering nearly 70% of the world's equity markets. The graph shows that an investment in the Fund would have risen to $11,975 versus $13,154 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² Operations commenced on March 27, 2015.

Fund Objective

The objective of the Sustainable Equity Fund is capital appreciation.

Top 10 Holdings
% of Total Net Assets
Adobe Systems	4.4%
Dassault Systemes ADR	3.8%
Apple	3.3%
Toronto-Dominion Bank	2.9%
Home Depot	2.8%
Mastercard, Class A	2.8%
Unilever	2.7%
Murata Manufacturing	2.6%
NXP Semiconductors	2.6%
Koninklijke Philips ADR	2.6%

Portfolio Diversification
% of Total Net Assets
Application Software	8.2%	█
Household Products	6.3%	█
Semiconductor Devices	4.3%	█
Apparel, Footwear & Accessory Design	3.5%	█
Communications Equipment	3.3%	█
Electrical Components	3.2%	█
Banks	2.9%	█
Home Products Stores	2.8%	█
Consumer Finance	2.8%	█
Specialty Chemicals	2.7%	█
Medical Equipment	2.6%	█
Infrastructure Software	2.5%	█
IT Services	2.5%	█
Containers & Packaging	2.5%	█
Industries < 2.5%	40.6%	█
Other Assets (net of liabilities)	9.3%	█

6	May 31, 2018	Semi-Annual Report

Saturna Sustainable Equity Fund:

Schedule of Investments	As of May 31, 2018
Common Stocks – 90.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Entertainment Content
Walt Disney Company	500	$53,703	$49,735	United States	0.9%

Internet Media
Alphabet, Class A²	122	67,177	134,200	United States	2.4%

Publishing & Broadcasting
Naspers ADR	2,600	146,512	126,022	United States	2.2%

Telecom Carriers
China Mobile	6,000	67,457	53,708	Hong Kong	0.9%
Telekomunikasi Indonesia ADR	2,000	65,178	49,420	Indonesia	0.9%
		132,635	103,128		1.8%

		400,027	413,085		7.3%

Consumer Discretionary

Airlines
Latam Airlines Group	3,600	46,768	43,200	Chile	0.8%

Apparel, Footwear & Accessory Design
Nike, Class B	1,558	90,564	111,864	United States	2.0%
Samsonite International	24,900	84,742	85,016	Hong Kong³	1.5%
		175,306	196,880		3.5%

Auto Parts
Valeo	1,400	74,424	88,812	France	1.6%

Automobiles
Toyota Motor ADR	1,000	107,633	127,970	Japan	2.3%

Home Products Stores
Home Depot	850	100,842	158,567	United States	2.8%

Other Commercial Services
Ecolab	723	82,095	103,107	United States	1.8%

Restaurants
Starbucks	1,713	102,502	97,076	United States	1.7%

Specialty Apparel Stores
TJX Companies	1,500	103,932	135,480	United States	2.4%

Toys & Games
Hasbro	600	56,958	52,050	United States	0.9%

		850,460	1,003,142		17.8%

Consumer Staples

Food & Drug Stores
Clicks Group ADR	1,500	38,630	48,720	South Africa	0.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2018	Semi-Annual Report	7

Saturna Sustainable Equity Fund:

Schedule of Investments	As of May 31, 2018
Common Stocks – 90.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Consumer Staples (continued)

Household Products
Church & Dwight	2,400	$104,866	$112,680	United States	2.0%
Kimberly-Clark de Mexico, Class A	53,000	111,986	88,676	Mexico	1.6%
Unilever	2,700	116,609	150,579	Netherlands	2.7%
		333,461	351,935		6.3%

Household Products Manufacturing
L'Oreal ADR	2,200	98,743	106,128	United States	1.9%

Packaged Food
Nestle ADR	1,000	86,610	75,670	Switzerland	1.3%

		557,444	582,453		10.4%

Energy

Renewable Energy Equipment
Siemens Gamesa Renewable Energy	3,500	51,922	53,913	Spain	1.0%
Vestas Wind Systems	900	65,551	58,878	Denmark	1.0%

		117,473	112,791		2.0%

Financials

Banks
Toronto-Dominion Bank	2,800	131,011	163,492	Canada	2.9%

Consumer Finance
Mastercard, Class A	824	74,154	156,659	United States	2.8%

Islamic Banking
BIMB Holdings	100,000	103,496	98,328	Malaysia	1.7%

Life Insurance
AIA Group	11,600	67,862	105,866	Hong Kong	1.9%

P&C Insurance
Chubb	700	77,224	91,483	Switzerland	1.6%

		453,747	615,828		10.9%

Health Care

Health Care Facilities
Ramsay Health Care	2,308	103,089	106,910	Australia	1.9%

Large Pharma
Novo Nordisk ADR	1,569	86,408	74,590	Denmark	1.3%

Medical Equipment
Koninklijke Philips	3,588	101,701	147,610	Netherlands	2.6%

		291,198	329,110		5.8%

Continued on next page.

8	May 31, 2018	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund:

Schedule of Investments	As of May 31, 2018
Common Stocks – 90.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Industrials

Electrical Components
Murata Manufacturing	1,000	$133,698	$148,203	Japan	2.6%
TE Connectivity	351	22,756	32,671	Switzerland	0.6%
		156,454	180,874		3.2%

Electrical Power Equipment
Siemens ADR	1,000	66,086	65,290	Germany	1.2%

Rubber & Plastic
Hartalega Holdings	80,000	63,885	122,772	Malaysia	2.2%

		286,425	368,936		6.6%

Materials

Containers & Packaging
3M	700	118,457	138,061	United States	2.5%

Precious Metal Mining
Randgold Resources ADR	500	48,731	39,760	South Africa	0.7%

Specialty Chemicals
Johnson Matthey	2,000	85,287	93,350	United Kingdom	1.6%
Koninklijke DSM	600	62,437	59,689	Netherlands	1.1%
		147,724	153,039		2.7%

		314,912	330,860		5.9%

Technology

Application Software
Adobe Systems²	1,000	108,410	249,280	United States	4.4%
Dassault Systemes ADR	1,506	119,029	211,216	France	3.8%
		227,439	460,496		8.2%

Communications Equipment
Apple	1,000	113,474	186,870	United States	3.3%

Information Services
Wolters Kluwer	1,000	46,595	56,092	Netherlands	1.0%

Infrastructure Software
Microsoft	1,438	62,724	142,132	United States	2.5%

IT Services
Accenture, Class A	900	89,878	140,166	Ireland	2.5%

Semiconductor Devices
NXP Semiconductors²	1,300	127,836	148,200	Netherlands	2.6%
STMicroelectronics	3,800	84,537	90,706	Switzerland	1.7%
		212,373	238,906		4.3%

Semiconductor Manufacturing
Taiwan Semiconductor ADR	3,250	78,323	125,775	Taiwan	2.2%

		830,806	1,350,437		24.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2018	Semi-Annual Report	9

Saturna Sustainable Equity Fund:

Schedule of Investments	As of May 31, 2018
Common Stocks – 90.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Total investments		$4,102,492	$5,106,642		90.7%
Other assets (net of liabilities)			523,244		9.3%
Total net assets			$5,629,886		100.0%
¹ Country of domicile unless otherwise indication ² Non-income producing security ³ Denotes a country of primary exposure ADR: American Depositary Receipt

Countries

Other assets (net of liabilities) 9.3% Weightings shown are a percentage of total net assets.

10	May 31, 2018	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund

Statement of Assets and Liabilities
As of May 31, 2018

Assets
Investments in securities, at value (Cost $4,102,492)	$5,106,642
Cash	499,196
Dividends receivable	17,849
Prepaid expenses	6,582
Receivable from adviser	1,117
Receivable for Fund shares sold	243
Total assets	5,631,629
Liabilities
Accrued printing expenses	443
Accrued audit expenses	417
Accrued retirement plan custodial fees	401
Accrued trustee expenses	259
Accrued Chief Compliance Officer expenses	153
Accrued other expenses	70
Total liabilities	1,743
Net assets	$5,629,886

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$4,859,329
Undistributed net investment income	23,638
Accumulated net realized loss	(257,205)
Unrealized net appreciation on investments	1,004,124
Net assets applicable to Fund shares outstanding	$5,629,886

Fund shares outstanding	477,938

Net asset value, offering, and redemption price per share	$11.78

Statement of Operations
Period ended May 31, 2018

Investment income
Dividend income (net of foreign tax of $5,730)	$46,552
Total investment income	46,552
Expenses
Investment adviser fees	17,390
Filing and registration fees	12,414
Audit fees	3,551
Printing and postage	1,647
Trustee fees	709
Legal fees	575
Chief Compliance Officer expenses	548
Retirement plan custodial fees	548
Other expenses	444
Custodian fees	361
Total gross expenses	38,187
Less adviser fees waived	(17,661)
Less custodian fee credits	(361)
Net expenses	20,165
Net investment income	$26,387

Net realized gain from investments and foreign currency	$4,869
Net increase in unrealized appreciation on investments and foreign currency	162,130
Net gain on investments	$166,999

Net increase in net assets resulting from operations	$193,386

The accompanying notes are an integral part of these financial statements.	May 31, 2018	Semi-Annual Report	11

Saturna Sustainable Equity Fund

Statements of Changes of Net Assets	Period ended May 31, 2018	Year ended November 30, 2017
Increase in net assets from operations
From operations
Net investment income	$26,387	$40,252
Net realized gain on investment	4,869	57,790
Net increase in unrealized appreciation	162,130	743,796
Net increase in net assets	193,386	841,838
Distributions to shareowners from
Net investment income	(40,318)	(19,031)
Total distributions	(40,318)	(19,031)
Capital share transactions
Proceeds from sales of shares	504,816	916,616
Value of shares issued in reinvestment of dividends	40,318	19,031
Cost of shares redeemed	(52,545)	(117,488)
Total capital share transactions	492,589	818,159
Total increase in net assets	645,657	1,640,966

Net assets
Beginning of period	4,984,229	3,343,263
End of period	5,629,886	4,984,229

Undistributed net investment income	$23,638	$37,569

Shares of the Fund sold and redeemed
Number of shares sold	43,380	90,010
Number of shares issued in reinvestment of dividends	3,500	2,029
Number of shares redeemed	(4,588)	(10,988)
Net increase in number of shares outstanding	42,292	81,051

Financial Highlights	Period ended	For year ended November 30,		Period endedA
Selected data per share of outstanding capital stock throughout each period:	May 31, 2018	2017	2016	November 30, 2015
Net asset value at beginning of period	$11.44	$9.43	$9.73	$10.00
Income from investment operations
Net investment income	0.05	0.09	0.06	0.02
Net gains (losses) on securities (both realized & unrealized)	0.38	1.97	(0.36)	(0.28)
Total from investment operations	0.43	2.06	(0.30)	(0.26)
Less distributions
Dividends (from net investment income)	(0.09)	(0.05)	-	(0.01)
Total distributions	(0.09)	(0.05)	-	(0.01)

Net asset value at end of period	$11.78	$11.44	$9.43	$9.73

Total returnB	3.77%	22.01%	(3.08)%	(2.60)%

Ratios / supplemental data
Net assets ($000), end of period	$5,630	$4,984	$3,343	$3,423
Ratio of expenses to average net assets
Before fee waiversC	1.43%	1.48%	1.65%	1.23%
After fee waiversC	0.77%	0.88%	1.00%	1.00%
After fee waivers and custodian fee creditsC	0.75%	0.86%	0.99%	0.99%
Ratio of net investment income after fee waivers and custodian fee credits to average net assetsC	0.99%	0.95%	0.67%	0.29%
Portfolio turnover rateB	2%	12%	48%	53%
A Operations commenced on March 27, 2015 B Not annualized for periods of less than one year. C Annualized for periods of less than one year.

12	May 31, 2018	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Performance Summary

Average Annual Returns as of May 31, 2018

	1 Year	5 Year	10 Year	Expense Ratio¹
Sustainable Bond Fund (SEBFX)²	0.81%	n/a	n/a	0.84%
FTSE WorldBIG Index³	1.64%	1.36%	2.61%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the FTSE WorldBIG Index, a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The graph shows that an investment in the Fund would have risen to $10,484 versus rising to $10,699 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated March 31, 2018, and incorporates results for the fiscal year ended November 30, 2017, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.65%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² Operations commenced March 27, 2015.

³ The FTSE WorldBIG Index was formerly known as the Citi WorldBIG Index. The London Stock Exchange Group acquired Citigroup Index LLC in August 2017.

Fund Objective

The objectives of the Sustainable Bond Fund are current income and capital preservation.

Top 10 Holdings
% of Total Net Assets
NextEra Energy Capital (4.2495% due 06/15/2067)	4.9%
Lincoln National (4.39866% due 04/20/2067)	4.9%
Hartford Financial Services Group (4.4675% due 02/12/2047)	4.8%
Iron Mountain (5.75% due 08/15/2024)	4.6%
Nokia (3.375% due 06/12/2022)	4.5%
First Abu Dhabi Bank (3.00% due 03/30/2022)	4.5%
Koninklijke DSM (1.00% due 04/09/2025)	4.4%
Telus (3.20% due 04/05/2021)	4.4%
Bank of Nova Scotia (4.65% due PERP)	4.3%
Hanmi Financial (5.45% due 03/30/2027)	3.8%

Portfolio Diversification
% of Total Net Assets
Financials	44.0%	█
Consumer Discretionary	13.6%	█
Communications	10.9%	█
Technology	10.4%	█
Government Bonds	5.4%	█
Energy	4.9%	█
Materials	4.4%	█
Consumer Staples	1.4%	█
Utilities	0.5%	█
Asset-Backed Securities	0.4%	█
Other Assets (net of liabilities)	4.1%	█

May 31, 2018	Semi-Annual Report	13

Saturna Sustainable Bond Fund:

Schedule of Investments	As of May 31, 2018
Asset-Backed Securities – 0.4%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Asset-Backed Securities

CRART 2014-3 C	3.61% due 06/17/2021	$100,000	$99,722	United States	0.4%

			99,722		0.4%

Corporate Bonds – 90.1%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Communications

America Movil²	6.00% due 06/09/2019	MXN 15,000,000	728,316	Mexico	2.7%
Telecom Italia	7.175% due 06/18/2019	500,000	517,750	Luxembourg	1.9%
Telus	3.20% due 04/05/2021	CAD 1,500,000	1,168,950	Canada	4.4%
Vodafone Group	4.375% due 03/16/2021	500,000	515,163	United Kingdom	1.9%

			2,930,179		10.9%

Consumer Discretionary

Aramark Services	5.125% due 01/15/2024	600,000	609,300	United States	2.3%
Barry Callebaut³	5.50% due 06/15/2023	500,000	513,369	Belgium	1.9%
Barry Callebaut²	5.50% due 06/15/2023	500,000	513,369	Belgium	1.9%
BMW Finance	2.75% due 04/25/2019	NOK 2,000,000	247,911	Netherlands	0.9%
BMW US Capital	2.75% due 12/02/2019	AUD 200,000	151,825	Germany	0.6%
Danone³	2.077% due 11/02/2021	500,000	480,861	France	1.8%
Starbucks	2.45% due 06/15/2026	500,000	463,217	United States	1.7%
Toyota Motor Credit	2.75% due 02/05/2028	202,000	192,904	Japan	0.7%
Toyota Motor Credit	3.00% due 03/20/2030	500,000	490,706	Japan	1.8%

			3,663,462		13.6%

Consumer Staples

Nestle Holdings	2.75% due 04/15/2020	NOK 3,000,000	376,887	Switzerland	1.4%

			376,887		1.4%

Energy

NextEra Energy Capital (3 month LIBOR plus 2.35%)[4]	4.2495% due 06/15/2067	1,350,000	1,321,283	United States	4.9%

			1,321,283		4.9%

Financials

AXA²	5.125% due 01/17/2047	500,000	473,815	France	1.8%
Bancolombia	5.95% due 06/03/2021	750,000	780,000	Colombia	2.9%
Bank of Nova Scotia[5]	4.65% due PERP	1,250,000	1,153,375	Canada	4.3%
Canadian Imperial Bank	3.42% due 01/26/2026	CAD 1,150,000	893,330	Canada	3.3%
EMIRATES NBD PJSC²	6.00% due 10/08/2019	NZD 750,000	541,426	United Arab Emirates	2.0%
First Abu Dhabi Bank²	3.00% due 03/30/2022	1,250,000	1,212,446	United Arab Emirates	4.5%
Hanmi Financial[6]	5.45% due 03/30/2027	1,000,000	1,014,854	United States	3.8%
Hartford Financial Services Group[3,4]	4.4675% due 2/12/2047	1,350,000	1,282,500	United States	4.8%
HomeStreet	6.50% due 06/01/2026	500,000	518,295	United States	1.9%
Iron Mountain	5.75% due 08/15/2024	1,257,000	1,239,653	United States	4.6%
Lincoln National[4]	4.39866% due 04/20/2067	1,385,000	1,310,210	United States	4.9%

Continued on next page.

14	May 31, 2018	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund:

Schedule of Investments	As of May 31, 2018
Corporate Bonds – 90.1%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Financials (continued)

Townebank Portsmouth VA7	4.50% due 07/30/2027	$600,000	$604,621	United States	2.2%
XLIT (3 month LIBOR plus 2.46%)[4]	4.80519% due PERP	825,000	802,461	Cayman Islands	3.0%

			11,826,986		44.0%

Materials

Koninklijke DSM²	1.00% due 04/09/2025	EUR 1,000,000	1,186,840	Netherlands	4.4%

			1,186,840		4.4%

Technology

Apple	3.60% due 06/10/2026	AUD 750,000	576,256	United States	2.2%
Apple²	2.65% due 06/10/2020	AUD 500,000	378,924	United States	1.4%
MSCI³	5.75% due 08/15/2025	600,000	617,250	United States	2.3%
Nokia	3.375% due 06/12/2022	1,250,000	1,218,750	Finland	4.5%

			2,791,180		10.4%

Utilities

United Utilities	4.55% due 06/19/2018	59,000	59,043	United Kingdom	0.2%
United Utilities	5.375% due 02/01/2019	75,000	76,131	United Kingdom	0.3%

			135,174		0.5%

Total Corporate Bonds			24,231,991		90.1%

Government Bonds – 5.4%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Bonds

Mexico Bonos Desarollo	6.50% due 06/10/2021	MXN 200,000	969,172	Mexico	3.6%
New Zealand Government²	3.00% due 04/15/2020	NZD 700,000	498,725	New Zealand	1.8%

			1,467,897		5.4%

Total Government Bonds			1,467,897		5.4%

Total investments	(Cost = $26,402,985)		25,799,610		95.9%
Other assets (net of liabilities)			1,091,013		4.1%
Total net assets			$26,890,623		100.0%

¹ Country of risk

² Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At May 31, 2018, the aggregate value of these securities was $5,533,861 representing 20.5% of net assets.

³ Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At May 31, 2018, the net value of these securities was $2,893,980 representing 10.8% of net assets.

[4] Variable rate security. The interest rate represents the rate in effect at May 31, 2018 and resets periodically based on the parenthetically disclosed reference rate and spread.

[5] Bank of Nova Scotia is a fixed to float bond. The bond has a fixed rate until 10/12/2022 when the interest rate will update to the 3 month LIBOR plus 2.648% and will reset periodically. The interest rate represents the rate in effect at May 31, 2018.

[6] Hanmi Financial is a fixed to float bond. The bond has a fixed rate until 03/30/2022 when the interest rate will update to the 3 month LIBOR plus 3.315% and will reset periodically. The interest rate represents the rate in effect at May 31, 2018.

[7] Townebank Portsmouth VA is a fixed to float bond. The bond has a fixed rate until 07/30/2022 when the interest rate will update to the 3-month LIBOR plus 2.55% and will reset periodically. The interest rate represents the rate in effect at May 31, 2018.

The accompanying notes are an integral part of these financial statements.	May 31, 2018	Semi-Annual Report	15

Saturna Sustainable Bond Fund:

Schedule of Investments	As of May 31, 2018

Countries

Other assets (net of liabilities) 4.1% Weightings shown are a percentage of total net assets.

Bond Quality Diversification
% of Total Net Assets
Rated "AA+"	5.4%	█
Rated "AA-"	8.4%	█
Rated "A+"	1.5%	█
Rated "A"	0.4%	█
Rated "A-"	14.4%	█
Rated "BBB+"	12.1%	█
Rated "BBB"	19.5%	█
Rated "BBB-"	9.1%	█
Rated "BB+"	12.5%	█
Rated "BB"	2.3%	█
Rated "B"	4.6%	█
Not rated	5.7%	█
Other assets (net of liabilities)	4.1%	█

Credit ratings are the lesser of S&P Global Ratings or Moody's Investors Service. If neither S&P nor Moody's rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the credit worthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

16	May 31, 2018	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund

Statement of Assets and Liabilities
As of May 31, 2018

Assets
Investments in securities, at value (Cost $26,402,985)	$25,799,610
Receivable for security sales	657,787
Cash	362,598
Interest receivable	346,514
Receivable for Fund shares sold	143,289
Prepaid expenses	12,323
Total assets	27,322,121
Liabilities
Payable for security purchases	370,864
Payable for Fund shares redeemed	40,378
Accrued advisory fees	8,658
Distributions payable	7,821
Accrued other expenses	2,959
Accrued Chief Compliance Officer expenses	512
Accrued retirement plan custodial fees	306
Total liabilities	431,498
Net assets	$26,890,623

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$27,488,939
Undistributed net investment loss	(3,905)
Accumulated net realized gain	12,974
Unrealized net depreciation on investments	(607,385)
Net assets applicable to Fund shares outstanding	$26,890,623

Fund shares outstanding	2,778,754

Net asset value, offering, and redemption price per share	$9.68

Statement of Operations
Period ended May 31, 2018

Investment income
Interest income	$450,730
Miscellaneous income	4
Total investment income	450,734
Expenses
Investment adviser fees	69,565
Filing and registration fees	12,166
Audit fees	7,388
Printing and postage	3,149
Chief Compliance Officer expenses	2,158
Trustee fees	1,642
Custodian fees	1,370
Other expenses	994
Legal fees	869
Retirement plan custodial fees	388
Total gross expenses	99,689
Less adviser fees waived	(15,704)
Less custodian fee credits	(1,370)
Net expenses	82,615
Net investment income	$368,119

Net realized gain from investments and foreign currency	$45,792
Net increase in unrealized depreciation on investments and foreign curreny	(590,891)
Net loss on investments	$(545,099)

Net decrease in net assets resulting from operations	$(176,980)

The accompanying notes are an integral part of these financial statements.	May 31, 2018	Semi-Annual Report	17

Saturna Sustainable Bond Fund

Statements of Changes in Net Assets	Period ended May 31, 2018	Year ended November 30, 2017
Increase in net assets from operations
From operations
Net investment income	$368,119	$415,694
Net realized gain (loss) on investments	45,792	(43,430)
Net increase (decrease) in unrealized appreciation	(590,891)	205,033
Net increase (decrease) in net assets	(176,980)	577,297
Distributions to shareowners from
Net investment income	(372,200)	(405,083)
Capital gains distribution	-	(13,408)
Total distributions	(372,200)	(418,491)
Capital share transactions
Proceeds from sales of shares	7,930,427	14,897,718
Value of shares issued in reinvestment of dividends	327,417	359,283
Cost of shares redeemed	(2,797,992)	(2,075,045)
Total capital share transactions	5,459,852	13,181,956
Total increase in net assets	4,910,672	13,340,762

Net assets
Beginning of period	21,979,951	8,639,189
End of period	26,890,623	21,979,951

Undistributed net investment income (loss)	$(3,905)	$176

Shares of the Fund sold and redeemed
Number of shares sold	802,619	1,504,397
Number of shares issued in reinvestment of dividends	33,294	36,349
Number of shares redeemed	(283,196)	(209,909)
Net increase in number of shares outstanding	552,717	1,330,837

Financial Highlights	Period ended	Year ended November 30,		Period endedA
Selected data per share of outstanding capital stock throughout each period:	May 31, 2018	2017	2016	November 30, 2015
Net asset value at beginning of period	$9.87	$9.65	$9.75	$10.00
Income from investment operations
Net investment income	0.12	0.27	0.24	0.12
Net gains (losses) on securities (both realized and unrealized)	(0.19)	0.23	(0.10)	(0.25)
Total from investment operations	(0.07)	0.50	0.14	(0.13)
Less distributions
Dividends (from net investment income)	(0.12)	(0.27)	(0.24)	(0.12)
Capital gains distribution	-	(0.01)	-	-
Total distributions	(0.12)	(0.28)	(0.24)	(0.12)

Net asset value at end of period	$9.68	$9.87	$9.65	$9.75

Total returnB	(0.48)%	5.28%	1.37%	(1.29)%

Ratios / supplemental data
Net assets ($000), end of period	$26,891	$21,980	$8,639	$6,885
Ratio of expenses to average net assets
Before fee waiversC	0.78%	0.92%	1.17%	1.02%
After fee waiversC	0.65%	0.75%	0.89%	0.90%
After fee waivers and custodian fee creditsC	0.65%	0.74%	0.89%	0.89%
Ratio of net investment income after fee waivers custodian fee credits to average net assetsC	2.91%	2.82%	2.46%	1.92%
Portfolio turnover rateB	20%	14%	46%	4%
A Operations commenced on March 27, 2015 B Not annualized for periods of less than one year C Annualized for periods of less than one year

18	May 31, 2018	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date, two of which are covered by this annual report: Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the "Funds"). The Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, and the Idaho Tax-Exempt Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund commenced operations on March 27, 2015.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Investment risks:

Saturna Sustainable Equity and Saturna Sustainable Bond Funds: The value of each Fund's shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Ratings are dependent upon the associated ESG risks that are most pertinent to the sector in which an issuer operates. The ratings process associated with sustainable and responsible investing reduces the investable universe for each Fund, which limits opportunities and may increase the risk of loss during market declines. The adviser believes that sustainable investing may mitigate security-specific risk, but there is no guarantee that the securities favored by our investment process will perform better and may perform worse than those that are not favored.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, establishment of currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers, and smaller companies tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Saturna Sustainable Bond Fund: The risks inherent in the Saturna Sustainable Bond Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

The Fund may invest a portion of its assets in securities issued by government sponsored entities such as Fannie Mae, Freddie Mac, and the Federal Home Loan Banks in the US. Foreign governments also sponsor similar entities, which may promote activities such as low-cost housing or alternative energy. The Fund may also invest in the issues of regional, state, and local governments. The terms of such issues can be complex, and there can be no assurance that a government entity will support such enterprises that encounter financial difficulty.

Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments as expected. High-yield bonds may have low or no ratings, and may be considered "junk bonds."

Bond investments, especially mortgage-backed and asset-backed securities, are subject to the risk that borrowers will prepay the principal more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life, and price of the securities.

NOTE 2 – Unaudited Information

The information in this interim report has not been subjected to independent audit.

NOTE 3 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality,

May 31, 2018	Semi-Annual Report	19

Notes To Financial Statements (continued)

type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances, and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Sustainable Equity Fund
Common Stocks
Communications	$359,377	$53,708	$-	$413,085
Consumer Discretionary	829,315	173,827	-	1,003,142
Consumer Staples	493,777	88,676	-	582,453
Energy	-	112,791	-	112,791
Financials	411,634	204,194	-	615,828
Health Care	222,201	106,910	-	329,110
Industrials	97,961	270,975	-	368,936
Materials	177,821	153,039	-	330,860
Technology	1,294,345	56,092	-	1,350,437
Total Assets	$3,886,431	$1,220,211	$-	$5,106,642

Sustainable Bond Fund
Asset-Backed Securities¹	$-	$99,722	$-	$99,722
Corporate Bonds¹	-	24,231,991	-	24,231,991
Government Bonds¹	-	1,467,897	-	1,467,897
Total Assets	$-	$25,799,610	$-	$25,799,610

¹ See Schedule of Investments for industry breakout.

During the period ended May 31, 2018, no Fund had transfers between Level 1, Level 2 or Level 3.

20	May 31, 2018	Semi-Annual Report

Notes To Financial Statements (continued)

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 20 is a summary of the inputs used as of May 31, 2018, in valuing the Funds' investments carried at fair value.

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2017) or expected to be taken in the Funds' 2018 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2017, the reclassification of capital accounts were as follows:

	Equity Fund	Bond Fund
Undistributed net investment loss	$(1,859)	$(10,664)
Accumulated gains (losses)	1,859	10,664
Paid-in capital	-	-

These reclassifications were due to treatment of foreign currencies, re-designation of distributions, and investments in real estate investment trusts (REITs).

Distributions to shareowners:
For the Sustainable Bond Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. Sustainable Equity Fund pays income dividends annually, typically by the end of the year. As a result of its investment strategy, the Sustainable Equity Fund may not pay income dividends. For both Funds, distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:
Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

May 31, 2018	Semi-Annual Report	21

Notes To Financial Statements (continued)

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

NOTE 4 – Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser an Investment Advisory and Administrative Services Fee of 0.65% for the Sustainable Equity Fund and 0.55% for the Sustainable Bond Fund of average net assets per annum, payable monthly. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The Adviser has voluntarily undertaken to limit expenses of the Sustainable Equity Fund to 0.75% and the Sustainable Bond Fund to 0.65% through March 31, 2019. For the period ended May 31, 2018, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Sustainable Equity	$17,390	$(17,661)	$(271)
Sustainable Bond	$69,565	$(15,704)	$-

In accordance with the expense limitation noted above, for the period ended May 31, 2018, Saturna Capital waived a portion of the advisory fees of the Sustainable Equity Fund and Sustainable Bond Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On December 19, 2014, the Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. On June 2, 2017, 12b-1 fees were terminated for both Sustainable Funds.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to a Trust Company. For the period ended May 31, 2018, the Funds incurred the following amounts:

Retirement plan custodial fees
Sustainable Equity	$548
Sustainable Bond	$388

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of a Trust Company. Mrs. Carten is not compensated by the Trust. For the period ended May 31, 2018, the Trust incurred compensation expenses of $17,000 which is included in $22,074 of total expenses for the independent Trustees. The Saturna Sustainable Funds paid $2,639 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the period ended May 31, 2018, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Sustainable Equity	$581
Sustainable Bond	$2,250

On May 31, 2018, the trustees, officers, and their affiliates as a group owned 59.55% and 13.72% of the outstanding shares of Sustainable Equity Fund and Sustainable Bond Fund, respectively.

NOTE 5 – Distributions to Shareowners

The tax characteristics of distributions paid for the period ended May 31, 2018, and the fiscal year ended November 30, 2017 were as follows:

	Period ended May 31, 2018	Year ended November 30, 2017
Sustainable Equity Fund
Ordinary income	$40,318	$19,031
Sustainable Bond Fund
Ordinary income	372,200	413,984
Long-term capital gain¹	$-	$4,507

¹ Long-term capital gain dividend designated at 20% rate pursuant to Section 852(b)(3) of the Internal Revenue Code.

22	May 31, 2018	Semi-Annual Report

Notes To Financial Statements (continued)

NOTE 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes on May 31, 2018, was as follows:

	Sustainable Equity	Sustainable Bond
Cost of investments	$4,102,492	$26,402,985
Gross tax unrealized appreciation	1,146,689	149,513
Gross tax unrealized depreciation	(142,539)	(752,888)
Net tax unrealized appreciation (depreciation)	$1,004,150	$(603,375)

As of November 30, 2017, components of distributable earnings on a tax basis were as follows:

Sustainable Equity
Undistributed ordinary income	$37,569
Tax accumulated earnings	37,569
Accumulated capital losses	(262,074)
Unrealized appreciation	841,966
Other unrealized losses	28
Total accumulated earnings	$617,489

Sustainable Bond
Undistributed ordinary income	$176
Tax accumulated earnings	176
Accumulated capital losses	(32,818)
Unrealized depreciation	(14,716)
Other unrealized losses	(1,778)
Total accumulated earnings	$(49,136)

On November 30, 2017, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration
Equity Fund
Short-term loss carryforwards	$262,074	Unlimited
	262,074	Unlimited

	Carryforward	Expiration
Bond Fund
Short-term loss carryforward	$32,818	Unlimited
	32,818	Unlimited

NOTE 7 – Investments

Investment transactions other than short-term investments for the period ended May 31, 2018, were as follows:

	Purchases	Sales
Sustainable Equity	$516,843	$82,263
Sustainable Bond	$10,735,772	$4,859,279

NOTE 8 – Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the period ended May 31, 2018, were as follows:

Custodian Fee Credits
Sustainable Equity	$361
Sustainable Bond	$1,370

NOTE 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

May 31, 2018	Semi-Annual Report	23

Expenses

All mutual funds have operating expenses. As a Saturna Sustainable Fund shareowner, you incur ongoing costs, including management fees and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Saturna Sustainable Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 to May 31, 2018).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than a Trust Company (note that a does not charge such fees to shareowners directly on a IRAs, ESAs, or HSAs with the Saturna Sustainable Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Saturna Sustainable Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2017]	Ending Account Value [May 31, 2018]	Expenses Paid During Period	Annualized Expense Ratio

Sustainable Equity Fund (SEEFX), Actual	$1,000.00	$1,037.70	$3.83	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.80	0.75%

Sustainable Bond Fund (SEBFX), Actual	$1,000.00	$995.20	$3.25	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.29	0.65%

Expenses are equal to annualized expense ratios indicated above (based on the most recent fiscal period of December 1, 2017, through May 31, 2018) multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

24	May 31, 2018	Semi-Annual Report

Availability of Portfolio Information

(1) The Saturna Sustainable Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.saturnasustainable.com.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.saturnasustainable.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.saturnasustainable.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.saturnasustainable.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

May 31, 2018	Semi-Annual Report	25

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26	May 31, 2018	Semi-Annual Report

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May 31, 2018	Semi-Annual Report	27

www.saturnasustainable.com

(logo omitted) Saturna Capital 1300 North State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Saturna Sustainable Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

♻ This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

IDAHO TAX-EXEMPT FUND

SEMI-ANNUAL REPORT

May 31, 2018

Performance Summary (as of June 30, 2018)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio
Idaho Tax-Exempt Fund	0.74%	1.65%	2.41%	3.19%	2.91%	0.67%¹
S&P Idaho Municipal Bond Index	1.49%	2.96%	4.10%	4.86%	4.77%	n/a
Muni Single State Intermediate Category Average²	0.51%	1.78%	2.45%	3.33%	3.11%	0.98%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial advisor, visit www.idahotaxexemptfund.com, or call toll free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

A note about risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus or summary prospectus.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Source: Morningstar June 30, 2018. Morningstar, Inc. is an independent fund performance monitor. Category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Category average expense ratios are determined by Morningstar from prospectus level data reported by funds in the category.

On the cover: Canoe resting on the shore at Redfish Lake.

2	May 31, 2018	Semi-Annual Report

(logo omitted)

Fellow Shareowners:

The 2017 Jobs and Tax Cut Act's $10,000 limit on the deductibility of property, income, and sales taxes could disproportionately affect high income earners in states with high overall tax burdens such as New York, California, New Jersey, and Illinois. These states experienced some of the highest emigration in the nation from 2010-2017. Eroding tax bases are damaging to a state's creditworthiness. On the other hand, high tax burden states may benefit from the US Supreme Court's Janus v. AFSCME decision against the non-consenting extraction of union member agency fees. The Janus decision now requires union members in non-right-to-work states to actively consent to paying union agency fees. In existing right-to-work states, the transition away from the previous mandatory collection of agency fees reduced union membership, agency fee revenue, and union political influence. As the balance of political power shifts towards state governments, state legislatures may eventually gain more control over wage and benefit negotiations and discretionary general fund spending, both credit positives. Nationally, state credit is weakening as spending on pensions, expanded health care, and education exceeded recent revenue growth.

As evidenced by one of the highest population growth rates, lowest state unemployment rates, highest personal income growth rates, and rising but affordable home prices, Idaho's tax code and business climate have proven to be attractive on a regional and national scale. With a well-balanced tax structure and established right-to-work laws, Idaho will continue to benefit from both the Jobs and Tax Cut Act and the Janus decision, as more neighbors in high overall tax burden states go looking for a less expensive place to live. Regionally, the five states of the Pacific Northwest continue to outperform the nation. Idaho, in particular, has rebuilt unassigned general fund assets and reserves, grown unrestricted net assets, adequately funded state pensions, and even held general fund expenditures slightly above inflation. Conning Municipal Credit Research's October May 2018 "State of the States Report," identifies Idaho as the third most creditworthy state.

US monetary policy tightening will be joined by European central bank policy normalization by the end of the year. This will likely dampen inflation expectations, push up short term rates, and flatten yield curves. Despite a recent uptick in short term US inflation expectations, the long-term yields remain anchored in place. Record high debt to GDP ratios, weak demographics, low productivity, acrimonious trade negotiations, rising borrowing costs, a strengthening US dollar, and wider credit spreads may act as disinflationary forces.

Without a lasting change in long-term inflation expectations, the current tightening cycle offers a valuable opportunity for income investors to allocate more assets to bonds as short and medium-term yields rise. As tax burdens inexorably rise to meet the ever-increasing demand for public services, the fundamental motive to own municipal bonds remains strong. Idaho offers discerning investors an exceptionally strong credit profile that is now available with higher yields.

Respectfully,

(photo omitted)

Jane Carten,
President

(photo omitted)

Phelps McIlvaine,
Vice President, Portfolio Manager

Semi-Annual Report	May 31, 2018	3

Performance Summary

Average Annual Returns (as of May 31, 2018)
	1 Year	5 Year	10 Year	Expense Ratio¹
Idaho Tax-Exempt Fund	0.39%	1.97%	3.09%	0.67%
S&P Idaho Municipal Bond Index	1.34%	3.53%	4.76%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2007, to an identical amount invested in the Standard & Poor's Idaho Municipal Bond Index, a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $13,553 versus $15,934 in the S&P Idaho Municipal Bond Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio for the Fund shown in this table is as stated in the Fund's most recent prospectus, which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Portfolio Diversification
% of Total Net Assets
█	General Obligation	55.7%
█	State Education	18.0%
█	Real Estate	6.4%
█	Financial Services	5.8%
█	Transportation	3.0%
█	Medical – Hospitals	3.0%
█	Water Supply	2.6%
█	Pollution Control	1.9%
█	Municipal Leases	0.7%
█	Other assets (net of liabilities)	2.9%

Top 10 Holdings
% of Total Net Assets
Twin Falls Co ID SCD #414 Kimberly (5.00% due 09/15/2031)	4.7%
Boise ID ISD (5.00% due 08/01/2030)	4.2%
Boise State University ID Revenue (5.00% due 04/01/2032)	3.8%
Teton Co, ID SCD #401 Driggs (4.00% due 09/15/2035)	3.2%
Sun Valley ID GO (3.35% due 09/15/2037)	3.0%
University of Idaho Revenue (5.00% due 04/01/2032)	2.9%
Idaho Housing & Finance Rev (3.00% due 07/01/2036)	2.8%
Idaho State Building Authority (5.00% due 09/01/2032)	2.6%
Canyon Co ID SCD #134 Middleton (4.00% due 09/15/2028)	2.6%
Ada & Canyon Cos ID JSD #3 Kuna (4.00% due 08/15/2022)	2.5%

4	May 31, 2018	Semi-Annual Report

Schedule of Investments			As of May 31, 2018
Tax-Exempt Municipal Bonds – 97.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Financial Services

Idaho Bond Bank	4.00% due 09/15/2019	$90,000	$90,610	0.5%
Idaho Bond Bank	4.00% due 09/15/2032	405,000	429,203	2.5%
Idaho Housing & Finance Rev	3.00% due 07/01/2036	475,000	466,716	2.8%

			986,529	5.8%

General Obligation

Ada & Canyon Cos ID JSD #2 Meridian	5.00% due 08/15/2032	325,000	376,116	2.2%
Ada & Canyon Cos ID JSD #3 Kuna	4.00% due 08/15/2022	400,000	431,208	2.5%
Ada & Canyon Cos ID JSD #3 Kuna	4.00% due 09/15/2027	100,000	111,301	0.7%
Adams & Washington Cos ID JSD #432	4.00% due 08/15/2019	100,000	100,462	0.6%
Bingham Co ID SCD #52 Snake HS	4.00% due 09/01/2020	250,000	251,460	1.5%
Bingham Co ID SCD #52 Snake HS	4.00% due 09/01/2027	200,000	201,168	1.2%
Boise ID ISD	5.00% due 08/01/2030	600,000	712,002	4.2%
Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2031	200,000	221,800	1.3%
Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2029	250,000	277,790	1.6%
Bonneville Co ID SCD #91	4.00% due 09/15/2026	15,000	16,154	0.1%
Bonneville Co ID SCD #91	4.00% due 09/15/2026	35,000	37,088	0.2%
Bonneville Co ID SCD #91	3.75% due 09/15/2032	285,000	292,709	1.7%
Boundary County ID SCD #101	4.00% due 08/15/2021	240,000	241,166	1.4%
Canyon Co ID SCD #134 Middleton	4.00% due 09/15/2028	400,000	437,748	2.6%
Canyon Co ID SCD #135 Notus	3.25% due 09/15/2031	290,000	296,995	1.8%
Canyon Co ID SCD #135 Notus	3.25% due 09/15/2032	170,000	173,650	1.0%
Canyon Co ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	290,365	1.7%
Cariboo Franklin Bannock JSD #148	3.25% due 09/15/2035	300,000	303,354	1.8%
Cassia Oneida Twin Falls JSD #151	3.375% due 09/15/2034	160,000	161,395	1.0%
Kootenai Co ID SCD # 271 UNREF	4.00% due 09/15/2025	125,000	133,560	0.8%
Kootenai Co ID SCD #271 PREREF	4.00% due 09/15/2025	40,000	42,993	0.3%
Kootenai Co ID SCD #273	4.00% due 08/15/2031	265,000	287,750	1.7%
Kootenai-Shoshone ID Area Libraries	4.25% due 08/01/2021	220,000	220,898	1.3%
Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2027	100,000	109,255	0.6%
Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2028	200,000	217,994	1.3%
Latah Nez Perce Clearwater JSD #283	4.50% due 08/15/2027	190,000	191,087	1.1%
Meridian Co. Id. SDC #321	5.00% due 09/15/2037	250,000	291,113	1.7%
Sun Valley ID GO	3.35% due 09/15/2037	500,000	505,820	3.0%
Teton Co, ID SCD #401 Driggs	4.00% due 09/15/2035	500,000	539,450	3.2%
Twin Falls & Gooding Cos JSD #412 N	4.125% due 09/01/2023	50,000	53,481	0.3%
Twin Falls & Gooding Cos JSD #412 R	4.125% due 09/01/2023	50,000	53,269	0.3%
Twin Falls Co ID SCD #411	4.00% due 09/15/2027	170,000	185,247	1.1%
Twin Falls Co ID SCD #411	4.25% due 09/15/2030	300,000	327,594	1.9%
Twin Falls Co ID SCD #411	4.75% due 09/15/2039	200,000	229,504	1.4%
Twin Falls Co ID SCD #411 Series A	4.25% due 09/15/2031	100,000	108,775	0.6%
Twin Falls Co ID SCD #414 Kimberly	5.00% due 09/15/2031	670,000	789,622	4.7%
Valley & Adams Cos ID JSD #421	3.00% due 08/01/2026	220,000	225,014	1.3%

			9,446,357	55.7%

Medical/Hospitals

Idaho Health Rev St. Luke's	6.75% due 11/01/2037	200,000	203,980	1.2%
Idaho Health Rev Trinity Health Grp	3.25% due 12/01/2028	300,000	304,131	1.8%

			508,111	3.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2018	5

Schedule of Investments			As of May 31, 2018
Tax-Exempt Municipal Bonds – 97.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Municipal Leases

Nez Perce County ID COPS	4.50% due 02/01/2021	$115,000	$115,260	0.7%

			115,260	0.7%

Pollution Control

Idaho Bond Bank	4.00% due 09/15/2033	135,000	146,127	0.9%
Idaho Bond Bank Authority	4.00% due 09/15/2032	130,000	141,866	0.8%
Idaho Bond Bank Authority	4.30% due 09/01/2022	20,000	20,040	0.1%
Idaho Bond Bank Authority Undefease	4.125% due 09/15/2023	20,000	20,039	0.1%

			328,072	1.9%

Real Estate

Boise City Urban Renewal Lease Rev	5.00% due 12/15/2032	300,000	338,598	2.0%
Idaho State Building Authority	5.00% due 09/01/2031	200,000	220,506	1.3%
Idaho State Building Authority	5.00% due 09/01/2032	400,000	440,672	2.6%
Post Falls ID LID SPA	5.00% due 05/01/2021	90,000	90,432	0.5%

			1,090,208	6.4%

State Education

Boise State University ID Revenue	5.00% due 04/01/2028	125,000	143,561	0.8%
Boise State University ID Revenue	5.00% due 04/01/2032	560,000	645,165	3.8%
Idaho State University	4.00% due 04/01/2027	170,000	184,117	1.1%
Idaho State University	4.00% due 04/01/2030	245,000	260,560	1.5%
Idaho State University Revenue	3.00% due 04/01/2031	250,000	246,582	1.5%
Idaho State University Revenue	3.00% due 04/01/2032	160,000	156,970	0.9%
Nez Perce CO ISD #1 Lewiston	5.00% due 09/15/2029	330,000	389,532	2.3%
North Idaho College Dormitory Rev	4.00% due 11/01/2030	285,000	305,563	1.8%
University of Idaho Revenue	5.00% due 04/01/2028	225,000	236,617	1.4%
University of Idaho Revenue	5.00% due 04/01/2032	455,000	494,498	2.9%

			3,063,165	18.0%

Continued on next page.

Bond Quality Diversification
% of Total Net Assets
█	Rated "AAA"	36.7%
█	Rated "AA+"	18.7%
█	Rated "AA"	16.6%
█	Rated "AA-"	2.8%
█	Rated "A+"	15.8%
█	Rated "A"	4.6%
█	Rated "A-"	1.2%
█	Not rated	0.7%
█	Other assets (net of liabilities)	2.9%

Credit ratings are the lesser of S&P Global Ratings or Moody's Investors Service. If neither S&P nor Moody's rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the credit worthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

6	May 31, 2018	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Schedule of Investments			As of May 31, 2018
Tax-Exempt Municipal Bonds – 97.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Transportation

Boise ID Airport Park Fac Rev	3.00% due 09/01/2028	210,000	210,899	1.2%
Idaho Housing & Finance Rev	4.60% due 07/15/2023	250,000	250,897	1.5%
Idaho Housing & Finance Rev	5.00% due 07/15/2027	50,000	51,784	0.3%

			513,580	3.0%

Water Supply

Chubbuck ID Water Revenue	4.00% due 09/01/2025	155,000	162,933	1.0%
Payette Lakes Rec Wtr & Swr Rev	4.00% due 08/01/2034	$255,000	268,931	1.6%

			431,864	2.6%

Total investments	(Cost $16,398,287)		$16,483,146	97.1%
Other assets (net of liabilities)			497,989	2.9%
Total net assets			$16,981,135	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2018	7

Statement of Assets and Liabilities
As of May 31, 2018

Assets
Investments in securities, at value (Cost $16,398,287)	$16,483,146
Cash	361,749
Interest receivable	156,734
Receivable for security sales	5,000
Prepaid expenses	2,162
Insurance reserve premium	801
Total assets	17,009,592
Liabilities
Payable for fund shares redeemed	10,635
Accrued advisory fees	7,181
Distributions payable	5,111
Accrued audit expenses	2,042
Accrued trustee expenses	1,901
Accrued other expenses	1,086
Accrued Chief Compliance Officer expenses	463
Accrued retirement plan custodial fees	38
Total liabilities	28,457
Net assets	$16,981,135

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$16,940,980
Undistributed tax-exempt income	3,051
Accumulated net realized loss	(47,755)
Unrealized net appreciation on investments	84,859
Net assets applicable to Fund shares outstanding	$16,981,135

Fund shares outstanding	3,183,265

Net asset value, offering and redemption price	$5.33

Statement of Operations
Period ended May 31, 2018

Investment income
Interest income	$245,716
Total investment income	245,716
Expenses
Investment adviser fees	42,474
Audit fees	4,766
Trustee fees	2,156
Chief Compliance Officer expenses	1,983
Filing and registration fees	1,395
Legal fees	1,384
Printing and postage	1,262
Other expenses	1,180
Transfer agent fees	886
Custodian fees	406
Retirement plan custodial fees	40
Total gross expenses	57,932
Less transfer agent fees waived	(406)
Less custodian fee credits	(886)
Net expenses	56,640
Net investment income	$189,076

Net realized gain from investments	$14,991
Net decrease in unrealized appreciation on investments	(120,000)
Net loss on investments	$(105,009)

Net increase in net assets resulting from operations	$84,067

8	May 31, 2018	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Statements of Changes of Net Assets	Period ended May 31, 2018	Year ended November 30, 2017
Decrease in net assets from operations
From operations
Net investment income	$189,076	$405,654
Net realized gain (loss) on investment	14,991	(62,746)
Net increase (decrease) in unrealized appreciation	(120,000)	304,617
Net increase in net assets	84,067	647,525
Distributions to shareholders from
Net investment income	(189,076)	(405,654)
Total distributions	(189,076)	(405,654)
Capital share transactions
Proceeds from sales of shares	2,074,108	2,980,462
Value of shares issued in reinvestment of dividends	158,339	340,869
Cost of shares redeemed	(2,620,514)	(4,086,060)
Total capital share transactions	(388,067)	(764,729)
Total decrease in net assets	(493,076)	(522,858)

Net assets
Beginning of period	17,474,211	17,997,069
End of period	16,981,135	17,474,211

Undistributed tax-exempt income	$3,051	$3,051

Shares of the Fund sold and redeemed
Number of shares sold	389,168	555,996
Number of shares issued in reinvestment of dividends	29,685	63,317
Number of shares redeemed	(489,708)	(766,934)
Net decrease in number of shares outstanding	(70,855)	(147,621)

Financial Highlights	For period ended	For the year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2018	2017	2016	2015	2014	2013
Net asset value at beginning of period	$5.37	$5.29	$5.48	$5.51	$5.36	$5.68
Income from investment operations
Net investment income	0.06	0.13	0.14	0.15	0.16	0.16
Net gains (losses) on securities (both realized and unrealized)	(0.04)	0.08	(0.19)	(0.03)	0.15	(0.31)
Total from investment operations	0.02	0.21	(0.05)	0.12	0.31	(0.15)
Less distributions
Dividends (from net investment income)	(0.06)	(0.13)	(0.14)	(0.15)	(0.16)	(0.16)
Distributions (from capital gains)	-	-	0.00A	0.00A	0.00A	(0.01)
Total distributions	(0.06)	(0.13)	(0.14)	(0.15)	(0.16)	(0.17)

Net asset value at end of period	$5.33	$5.37	$5.29	$5.48	$5.51	$5.36

Total returnB	0.39%	3.90%	(0.95)%	2.21%	5.83%	(2.70)%

Ratios / supplemental data
Net assets ($000), end of period	$16,981	$17,474	$17,997	$17,420	$16,721	$15,492
Ratio of expenses to average net assets
Before transfer agent fee waiver and custodian fee creditsC	0.68%	0.67%	0.67%	0.67%	0.65%	0.66%
After transfer agent fee waiverC	0.67%	0.66%	0.66%	0.66%	0.63%	0.64%
After transfer agent fee waiver and custodian fee creditsC	0.67%	0.65%	0.65%	0.66%	0.63%	0.64%
Ratio of net investment income after fee waiver and custodian credits to average net assetsC	2.23%	2.33%	2.54%	2.66%	2.85%	2.88%
Portfolio turnover rateB	10%	20%	15%	7%	5%	9%
A Amount is less than $0.01 B Not annualized for periods less than one year. C Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2018	9

Notes To Financial Statements

Note 1 – Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. In addition to Idaho Tax-Exempt Fund (the "Fund"), eight portfolios have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund (each, a "Fund", and collectively, the "Funds"). The other eight portfolios are distributed through separate prospectuses and the results of those Funds are contained in separate reports.

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Investment risks:

The value of Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. The risks inherent in the Fund depend primarily on the terms and quality of the obligations in the Fund's portfolio, as well as on market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund's income, ability to preserve capital, and liquidity would all be adversely affected.

Fund investments are susceptible to factors adversely affecting Idaho, such as political, economic, and financial trends unique to this relatively small state. Investing only in Idaho bonds means that the Fund's investments are more concentrated than other mutual funds, and relatively few bond price changes may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

The Fund is vulnerable to income tax rate changes, either at the Idaho or federal level, since part of municipal securities' value is derived from the recipient's ability to exclude interest payments from taxation.

Note 2 — Unaudited Information

The information in this interim report has not been subjected to independent audit.

Note 3 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Share valuation:

The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized below.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

10	May 31, 2018	Semi-Annual Report

Notes To Financial Statements (continued)

The following table is a summary of the inputs used as of May 31, 2018, in valuing the Fund's investments carried at value.

Fair Value Inputs	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total

Municipal Bonds¹	$-	$16,483,146	$-	$16,483,146
Total Assets	$-	$16,483,146	$-	$16,483,146

¹ See Schedule of Investments for industry breakout.

During the period ended May 31, 2018, no Fund had transfers between Level 1, Level 2 or Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Income taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax-exempt income dividends, and the requirements of the Idaho Department of Revenue for income dividends exempt from Idaho state income tax, no income tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015 – 2017), or expected to be taken in the Fund's 2018 tax return. The Fund identifies its major tax jurisdiction as US federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.

As of May 31, 2018, there were no reclassifications to the capital accounts.

Distributions to shareowners:

The Fund's dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month.

Distributions of capital gains, if any, are made at least annually and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Fund, at the net asset value on the payable date. Shareowners may elect to take distributions in cash if they total $10 or more.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted over the lives of the respective securities.

Semi-Annual Report	May 31, 2018	11

Notes To Financial Statements (continued)

Note 4 – Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 and reviewed annually by the Board of Trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal period ended May 31, 2018, the Fund incurred advisory fee expenses of $42,474. Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as transfer agent for the Fund, for which it did not receive any compensation during the fiscal period ended May 31, 2018. Saturna Capital has voluntarily elected to waive the transfer agent fee through November 30, 2018, to reduce the Fund's operating expenses. Such fees, had they been charged, would have totaled $886.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the fiscal period ended May 31, 2018, the Fund incurred retirement plan custodial fees of $40.

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and the president of Saturna Capital and Saturna Trust Company. She is not compensated by the Trust. For the period ended May 31, 2018, the Trust paid trustee compensation expenses of $17,000 which is included in the $22,074 of total expenses paid for the independent Trustees. The Fund paid $1,969 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the period ended May 31, 2018, the Fund paid $2,218 in compensation for such services.

On May 31, 2018, the trustees, officers, and their immediate families as a group directly or indirectly owned 13.32% of the outstanding shares of the Fund.

Note 5 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal period ended May 31, 2018, and the fiscal year ended November 30, 2017, were as follows:

	May 31, 2018	November 30, 2017
Tax-exempt income	$189,076	$404,401
Taxable income	-	1,253

Note 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2018 was as follows:

Cost of investments	$16,398,287
Gross unrealized appreciation	197,625
Gross unrealized depreciation	(112,766)
Net unrealized appreciation	$84,859

As of November 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed tax exempt income	$3,051
Tax accumulated earnings	3,051
Accumulated capital loss	(62,746)
Unrealized appreciation	204,859
Total accumulated earnings	$145,164

Note 7 – Investments

During the period ended May 31, 2018, the Fund purchased $1,709,064 of securities and sold/matur ed $1,889,350 of securities.

Note 8 – Custodian

Under the agreement in place with Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reduction for the period ended May 31, 2018, amounted to $406.

Note 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

12	May 31, 2018	Semi-Annual Report

Expenses

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017, to May 31, 2018 ).

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the "Hypothetical" line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2017]	Ending Account Value [May 31, 2018]	Expenses Paid During Period[1]	Annualized Expense Ratio
Actual	$1,000.00	$1,003.60	$3.33	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.36	0.67%

¹ Expenses are equal to Idaho Tax-Exempt Bond Fund's annualized expense ratio of 0.67% (based on the most recent semi-annual period of December 1, 2017 through May 31, 2018) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Semi-Annual Report	May 31, 2018	13

Except for this legend, this page has been left blank intentionally.

14	May 31, 2018	Semi-Annual Report

Availability of Portfolio Information

(1) The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Fund's Form N-Q is available on the SEC's website at
www.sec.gov and at www.idahotaxexemptfund.com.

(3) The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

(4) The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at
www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www. idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www.idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Fund's prospectus, each annual and semi-annual report, and proxy statement when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Semi-Annual Report	May 31, 2018	15

www.idahotaxexemptfund.com

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

(logo omitted) 1300 N. State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762
Saturna Brokerage Services, Distributor

Item 2. Code of Ethics

Registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer or persons performing similar functions, which is included with this submission as Exhibit (a)(1) and posted on the Funds' Internet websites at www.sextantfunds.com, www.saturnasustainable.com, and www.idahotaxexemptfund.com. Requests may also be made via telephone at 1-800-728-8762, and will be processed within one business day of receiving such request.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) The Schedule of Investments is fully answered in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On June 4, 2018, Mrs. Jane Carten (President) and Mr. Christopher Fankhauser (Treasurer) reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

Jane K. Carten, President
Signature and Title

Jane K. Carten, President
Printed name and Title

July 30, 2018
Date

Pursuant to the requirements of the Securities Exchange Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated.

By:

Jane K. Carten, President
Signature and Title

Jane K. Carten, President
Printed name and Title

July 30, 2018
Date

By:

Christopher Fankhauser, Treasurer
Signature and Title

Chrisopher Fankhauser, Treasurer
Printed name and Title

July 30, 2018
Date